 Exhibit 10.19

             AMENDMENT NO. 5 AND LIMITED WAIVER TO CREDIT AGREEMENT

         This AMENDMENT NO. 5 AND LIMITED WAIVER TO CREDIT AGREEMENT (this
"Amendment"), dated as of February 22, 2008, by and among RADNET MANAGEMENT,
INC., a California corporation (the "Borrower"), the other persons designated as
Credit Parties on the signature pages hereof, GENERAL ELECTRIC CAPITAL
CORPORATION, a Delaware corporation, as agent ("Agent") and the Persons signatory thereto from time to time as Lenders. Unless otherwise specified herein, capitalized terms used in this Amendment shall have the meanings ascribed to them in the Credit Agreement (each as hereinafter defined).

                                    RECITALS

         WHEREAS, the Borrower, the Credit Parties, Agent and Lenders have entered into that certain Credit Agreement dated as of November 15, 2006 (as amended by that certain (i) Limited Waiver and Amendment No. 1 to Credit
Agreement dated as of April 5, 2007, (ii) Amendment No. 2 to Credit Agreement
dated as of May 30, 2007, (iii) Amendment No. 3 to Credit Agreement dated as of
August 23, 2007 and (iv) Amendment No. 4 to Credit Agreement dated as of
December 3, 2007, and as further amended, supplemented, restated or otherwise modified from time to time, the "Credit Agreement"); and

         WHEREAS, the Borrowers, Agent, Requisite Lenders and the Supermajority
Revolving Lenders have agreed to the amendments and limited waiver as set forth herein;

         NOW THEREFORE, in consideration of the mutual execution hereof and other good and valuable consideration, the parties hereto agree as follows:

                  1. Amendments to Credit Agreement.

                    (a) Amendment to Section 1.1(a). Section 1.1(a) of the
Credit Agreement is hereby amended by amending and restating the third and fourth sentence therein to read in their entirety as follows:

                  "Amounts borrowed under this subsection (a) are collectively referred to as the "Initial Term Loan B and together with any
         Incremental Term Loan (as defined below), the "Term Loan B"." Borrower shall repay the Initial Term Loan B through periodic payments on the dates and in the amounts indicated below (together with any scheduled payments of the Incremental Term Loan, "Scheduled Installments")."

                  (b) Amendment to Section 1.1. Section 1.1 of the Credit
Agreement is hereby amended by inserting the following new clause (g):

                           "(g) Incremental Loans.

                  (i) Borrower may make up to five requests for an incremental term loan (the "Incremental Term Loan") or incremental revolving loan
         (the "Incremental Revolving Loan"), each such request being for at least $5,000,000, and in an aggregate amount not to exceed $40,000,000 for all such requests pursuant to delivery of a written request from the Borrower to the Agent. Each such notice shall specify the date (an
         "Increase Effective Date") on which the Borrower proposes that the increased or new Commitments shall be effective, which date shall be a date not less than ten (10) Business Days after such request is delivered to the Agent. The increased or new Commitments shall become effective on the applicable Increase Effective Date as long as each of the following conditions have been met:

                           (A) no Default or Event of Default has occurred or is
         continuing or would result after giving effect to such Incremental Term
         Loan or Incremental Revolving Loan;

                           (B) (1) the maturity date of any Incremental Term
         Loan, the weighted average life of any Incremental Term Loan, the effective yield to the Lenders under such Incremental Term Loan
         (including interest, fees received ratably by such Lenders and original issue discount) shall be the same as the Initial Term Loan B, as applicable, at the time such Incremental Term Loan is funded and (2)
         any Incremental Revolving Loan shall become part of the Revolving Loans with the same maturity, interest, fees and terms as the Revolving
         Loans;

                           (C) the Borrower has provided evidence reasonably
         satisfactory to the Agent that the Borrower would have been in compliance with the financial covenants set forth in Section 6 assuming that the Incremental Term Loan or Incremental Revolving Loan, as
         applicable, had been incurred on the last day of the then most recently completed Fiscal Quarter; and

                           (D) the Agent shall have received amendments to this
         Agreement and the Loan Documents, joinder agreements for any new
         Lenders, and all other promissory notes, agreements, documents and instruments reasonably satisfactory to the Agent in its reasonable discretion evidencing and setting forth the conditions of the
         Incremental Term Loan or Incremental Revolving Loan, as applicable.

                  (ii) Each Lender which (a) holds a Term Loan B on the date the
         Borrower delivers a written request to the Agent for a Incremental Term
         Loan or a Revolving Loan on the date the Borrower delivers a written request to the Agent for an Incremental Revolving Loan and (b) notifies the Agent in writing within five (5) days of receipt of written notice from the Agent that Borrower has requested an Incremental Term Loan or
         Incremental Revolving Loan, as applicable, shall have the right to fund its pro rata share of the Incremental Term Loan or Incremental
         Revolving Loan, as applicable, based upon its share of the Term Loan B
         Commitment or the Revolving Loan Commitment, as applicable, as

                                       2

         of the date the Agent originally received the applicable notice from the Borrower. Notwithstanding anything contained herein or otherwise to the contrary, no Lender shall have any obligation to fund all or any portion of, or participate in, the Incremental Term Loan or the
         Incremental Revolving Loan. Amounts of the Incremental Term Loan which are repaid may not be reborrowed.

                  (iii) On any Increase Effective Date on which Incremental
         Revolving Loans are effected, subject to the satisfaction of the foregoing terms and conditions, (A) each of the Lenders with Revolving
         Loan Commitments shall assign to each Lender with an Incremental
         Revolving Loan (each, an "Incremental Revolving Loan Lender") and each of the Incremental Revolving Loan Lenders shall purchase from each of the Lenders with Revolving Loan Commitments, at the principal amount thereof (together with accrued interest), such interests in the
         Revolving Loans on such Increase Effective Date as shall be necessary in order that, after giving effect to all such assignments and purchases, such Revolving Loans will be held by existing Lenders with
         Revolving Loan and Incremental Revolving Loan Lenders ratably in accordance with their Revolving Loan Commitments after giving effect to the addition of such Incremental Revolving Loans to the Revolving Loan
         Commitments, (B) each Incremental Revolving Loan shall be deemed for all purposes a Revolving Loan Commitment and each Loan made thereunder shall be deemed, for all purposes, a Revolving Loan and (C) each
         Incremental Revolving Loan Lender shall become a Lender with respect to the Revolving Loan Commitment and all matters relating thereto.

                  (iv) On any Increase Effective Date on which Incremental Term
         Loans are effected, subject to the satisfaction of the foregoing terms and conditions, (A) each Lender with an Incremental Term Loan (each, an
         "Incremental Term Loan Lender") shall make a Loan to the Borrower in an amount equal to the amount of the Incremental Term Loan such Lender has committed to fund and (B) each Incremental Term Loan Lender shall become a Lender hereunder with respect to the Incremental Term Loan.
         Amounts of the Incremental Term Loan repaid may not be reborrowed.

                  (v) Each of the Borrower, Lenders and Agent acknowledges and agrees that an Incremental Term Loan or Incremental Revolving Loan (and
         related amendments and documents described in clause (iv) above)
         meeting the conditions set forth in this Section 1.1(g) shall not require the consent of any Lender other than those Lenders, if any, which have agreed to participate in the Incremental Term Loan or the
         Incremental Revolving Loan, as applicable."

                           (c) Amendment to Section 1.2(a). Section 1.2(a) of
the Credit Agreement is hereby amended by (i) replacing each occurrence of the term "2.00%" with the term "3.25%" and (ii) replacing each occurrence of the term "3.50%" with the term "4.25%" therein.

                           (d) Amendment to Section 1.3(a). Section 1.3(a) of
the Credit Agreement is hereby amended and restated to read in its entirety as follows:

                                       3

                  "Fee Letter. Borrower shall pay to GE Capital, individually, the Fees specified in that certain fee letter dated as of June 27, 2006 among Borrower and GE Capital, as supplemented by that certain
         Supplemental Fee Letter dated as of the Amendment No. 3 Closing Date and as supplemented by that certain Supplemental Fee Letter dated as of the Amendment No. 5 Closing Date (collectively, the "GE Capital Fee
         Letter"), at the times specified for payment therein."

                           (e) Amendment to Section 1.5(d). Section 1.5(d) of
the Credit Agreement is hereby amended and restated to read in its entirety as follows:

                  "Prepayments from Issuance of Securities; Segregated Account.
         Immediately upon the receipt by Holdings, Borrower or any of its
         Subsidiaries of the proceeds of the issuance of Stock, Borrower shall prepay the Loans in an amount equal to fifty percent (50%) of such proceeds, net of underwriting discounts and commissions and other reasonable out-of-pocket costs associated therewith. The payments shall be applied in accordance with Section 1.5(e). Notwithstanding the foregoing, the following proceeds of stock issuance shall be excluded from any mandatory prepayment: (i) proceeds of issuances of Stock by
         Holdings or Borrower on or prior to the Closing Date, (ii) proceeds of issuances of Stock of Holdings (and options and warrants for the issuance of Stock of Holdings) to employees and directors of Holdings,
         Borrower or Beverly and proceeds from the exercise of options and warrants by employees and directors and (iii) proceeds of issuances of
         Stock by any Subsidiary of Borrower to Borrower which constitutes an
         Investment permitted hereunder. On the one hundred twentieth day following (i) the Amendment No. 5 Closing Date, the Borrower shall prepay the Loans, in accordance with Section 1.5(e), in an amount equal to 100% of the remaining funds in the Segregated Account which were deposited in the Segregated Account on the Amendment No. 5 Closing Date
         and have not been used to pay the purchase price of the Strategic
         Initiatives and (ii) the date on which any additional funds are deposited into the Segregated Account, the Borrower shall prepay the
         Loans, in accordance with Section 1.5(e), in an amount equal to 100% of the remaining funds in the Segregated Account which were deposited on such date and have not been used to pay the purchase price of the
         Strategic Initiatives."

                           (f) Amendment to Section 3.25. Section 3.25 of the
Credit Agreement is hereby amended and restated to read in its entirety as follows:

         "3.25 Segregated Account. As of the Amendment No. 5 Closing Date,
         Borrower has deposited into deposit account number 112813519 at City
         National Bank $17,271,000 ("Segregated Account") which (i) funds (along with any additional funds deposited into the Segregated Account within forty-five (45) days of the Amendment No. 5 Closing Date) will be used solely to (A) pay for Strategic Initiatives approved in writing by the
         Agent or (B) repay Loans hereunder as required by Section 1.5(d) and
         (ii) will be subject to a Control Agreement. The Agent shall have sole dominion and control of the Segregated Account and shall

                                       4

        withdraw funds therefrom (i) upon the written request of the Borrower, to pay for Strategic Initiatives approved in writing by the Agent or
        (ii) to repay Loans as required by Section 1.5(d) (and the Borrower hereby acknowledges that the Agent may, without notice to the Borrower, withdraw funds from the Segregated Account for the purposes set forth in this sentence)."

                           (g) Amendment to Section 5.1(f). Section 5.1(f) of
the Credit Agreement is hereby amended by replacing the amount "$20,000,000"
which appears therein with "$25,000,000". (h) Amendment to Section 5.6(v).
Section 5.6(v) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

                  "(v) the sum of all amounts payable in connection with any
        Permitted Acquisition (including the purchase price, all transaction costs and all Indebtedness, liabilities and Contingent Obligations incurred or assumed in connection therewith or otherwise reflected on a consolidated balance sheet of Borrower and Target) shall not exceed
        $20,000,000 and the sum of such amounts payable in connection with all
        Permitted Acquisitions shall not exceed $100,000,000, and the portion thereof allocable to goodwill and intangible assets for all such
        Permitted Acquisitions during the term hereof shall not exceed
        $60,000,000."

                           (i) Amendment to Section 6.1(a). Section 6.1(a) of
         the Credit Agreement is hereby amended and restated to read in its entirety as follows:

                  "Capital Expenditure Limits. Holdings and its Subsidiaries on
        a consolidated basis shall not make Capital Expenditures during the following periods that exceed the aggregate amounts set forth opposite each of such periods (the "Capex Limit"):

                 Period                                     Maximum Capital
                                                        Expenditures per Period

                 Fiscal Year 2007                             $42,000,000

                 Fiscal Year 2008 and                         $50,000,000
                 each Fiscal Year thereafter

                  provided, however, that the Capex Limit referenced above will be increased in any period by an amount equal to 50% of the difference obtained by taking the Capex Limit for the immediately prior period
        (excluding any Capex Carry Over Amounts) minus the actual amount of any
        Capital Expenditures expended during such prior period (the "Capex Carry
        Over Amount"), and for purposes of measuring compliance herewith, the
        Capex Carry Over Amount shall be deemed to be the last amount spent on
        Capital Expenditures in that succeeding period; provided further that
        (i) the Capex Limit for Fiscal Year 2008 shall be reduced by the positive difference, if any, between (A) the actual amount of

                                        5

         Capital Expenditures expended during Fiscal Year 2007 minus (B) the
         Capex Limit for Fiscal Year 2007 and (ii) that the Capex Carry Over
         Amount for any Fiscal Year shall not exceed $10,000,000."

                           (j) Amendment to Section 6.1(c). Section 6.1(c) of
         the Credit Agreement is hereby amended and restated to read in its entirety as follows:

                  "Minimum Fixed Charge Coverage Ratio. Holdings and its
         Subsidiaries shall have on a consolidated basis at the end of each
         Fiscal Quarter set forth below, a Fixed Charge Coverage Ratio for the
         12-Fiscal Month period then ended of not less than the following:

                  1.20 for the Fiscal Quarters ending December 31, 2006 and
                       March 31, 2007;
                  1.15 for the Fiscal Quarter ending June 30, 2007;
                  1.10 for each Fiscal Quarter ending after June 30, 2007
                       but on or prior to December 31, 2011; and
                  1.20 for each Fiscal Quarter ending thereafter."

                           (k) Amendment to Section 6.1(e). Section 6.1(e) of
         the Credit Agreement is hereby amended and restated to read in its entirety as follows:

                  "Maximum Leverage Ratio. Holdings and its Subsidiaries on a
         consolidated basis shall have, at the end of each Fiscal Quarter set forth below, a Leverage Ratio as of the last day of such Fiscal Quarter and for the 12-Fiscal Month period then ended, of not more than the following:

                  4.35     for the Fiscal Quarters ending December 31, 2006,
                           2006 and March 31, 2007;

                  4.70     for the Fiscal Quarter ending June 30, 2007; 4.80 for
                           the Fiscal Quarter ending September 30, 2007;

                  5.00     for the Fiscal Quarters ending December 31, 2007,
                           March 31, 2008, June 30, 2008 and September 30, 2008;

                  4.75     for the Fiscal Quarters ending December 31, 2008 and
                           March 31, 2009;

                  4.50     for the Fiscal Quarter ending June 30, 2009 and
                           September 30, 2009;

                  4.25     for the Fiscal Quarters ending December 31, 2009,
                           March 31, 2010 and June 30, 2010;

                  4.00     for the Fiscal Quarters ending September 30, 2010 and
                           December 31, 2010;

                  3.25     for the Fiscal Quarters ending March 31, 2011, June
                           30, 2011, September 30, 2011 and December 31, 2011;
                           and

                  3.00     for the Fiscal Quarter ending March 31, 2012 and for
                           each Fiscal Quarter ending thereafter."

                                        6

                           (l) Amendment to Section 6.1(f). Section 6.1(f) of
         the Credit Agreement is hereby amended and restated to read in its entirety as follows:

                  "Maximum Senior Leverage Ratio. Holdings and its Subsidiaries
         on a consolidated basis shall have, at the end of each Fiscal Quarter set forth below, a Senior Leverage Ratio as of the last day of such
         Fiscal Quarter and for the 12-Fiscal Month period then ended, of not more than the following:

                  2.85     for the Fiscal Quarter ending December 31, 2006;

                  2.85     for the Fiscal Quarter ending March 31, 2007;

                  2.95     for the Fiscal Quarter ending June 30, 2007;

                  3.00     for the Fiscal Quarter ending September 30, 2007;
                           3.15 for the Fiscal Quarters ending December 31,
                           2007, March 31, 2008, June 30, 2008, September 30,
                           2008 and December 31, 2008;

                  3.00     for the Fiscal Quarters ending March 31, 2009, June
                           30, 2009, September 30, 2009 and December 31, 2009;

                  2.75     for the Fiscal Quarters ending March 31, 2010, June
                           30, 2010, September 30, 2010 and December 31, 2010;
                           and

                  2.50     for the Fiscal Quarter ending March 31, 2011 and for
                           each Fiscal Quarter ending thereafter."

                           (m) Amendment to Section 6.2(a)(i). Section 6.2(a)(i)
of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

                  "As soon as available and in any event within forty-five (45)
         days (or if Holdings files an extension with the Securities & Exchange
         Commission, fifty (50) days; provided, that Borrower has given Agent a written explanation forty- five (45) days after the end of the applicable Fiscal Quarter of Holdings, in form and substance reasonably acceptable to Agent, regarding the need for such extension) after the end of each Fiscal Quarter (excluding the last Fiscal Quarter of
         Holdings' Fiscal Year), Borrower will deliver (1) the consolidated and consolidating balance sheets of Holdings and its Subsidiaries, as at the end of such quarter, and the related consolidated and consolidating statements of income, stockholders' equity and cash flow for such
         Fiscal Quarter and for the period from the beginning of the then current Fiscal Year of Holdings to the end of such Fiscal Quarter, (2)
         a report setting forth in comparative form the corresponding figures for the corresponding periods of the previous Fiscal Year and the corresponding figures from the most recent Projections for the current
         Fiscal Year delivered pursuant to Section 6.2(h) and (3) a schedule of the outstanding Indebtedness for borrowed money of Holdings and its
         Subsidiaries describing in reasonable detail

                                        7

         each such debt issue or loan outstanding and the principal amount and amount of accrued and unpaid interest with respect to each such debt issue or loan."

                           (n) Amendment to Section 6.2(d). Section 6.2(d) of
the Credit Agreement is hereby amended by replacing the term "Fiscal Quarter"
with the term "Fiscal Month" therein.

                           (o) Amendment to Section 8.2(m). Section 8.2(m) of
the Credit Agreement is hereby amended by adding "AND (E) AUTHORIZES AND
INSTRUCTS THE AGENT ON ITS BEHALF TO ENTER INTO THE FIRST AMENDMENT TO
INTERCREDITOR AGREEMENT AS FIRST LIEN AGENT (AS DEFINED THEREIN) AND ON BEHALF
OF SUCH LENDER" after clause (D) in the first sentence thereof.

                           (p) Amendment to Section 9.2(b). Section 9.2(b) of
the Credit Agreement is hereby amended by inserting the following sentence after the third sentence therein: "No amendment, modification, termination or waiver of or consent with respect to any provision of any Loan Document appropriate (as reasonably determined by the Agent) to evidence or implement an Incremental
Revolving Loan or Incremental Term Loan, shall be effective unless the same shall be in writing and signed by Agent, Borrower, and any Incremental Revolving
Loan Lender or Incremental Term Loan Lender, as applicable; provided, however, that any amendment to Section 1.1(g) shall require the written consent of the
Required Lenders."

                           (q) Amendments to Annex A. Annex A of the Credit
Agreement is hereby amended by inserting the following defined terms in their appropriate alphabetical order:

                                    (1) "Amendment No. 5 Closing Date" means
                                    February 22, 2008."

                                    (2) "Delaware Imaging" means Delaware
                                    Imaging Partners, Inc., a Delaware
                                    corporation.

                                    (3) "First Amendment to Intercreditor
                                    Agreement" means that certain First
                                    Amendment to Intercreditor Agreement, dated
                                    February 22, 2008, among the Agent, the
                                    Second Lien Agent and the Credit Parties.

                                    (4) "Increase Effective Date" has the
                                    meaning ascribed to it in Section 1.1(g).

                                    (5) "Incremental Revolving Loan" has the
                                    meaning ascribed to it in Section 1.1(g).

                                    (6) "Incremental Revolving Loan Lender" has
                                    the meaning ascribed to it in Section
                                    1.1(g).

                                    (7) "Incremental Term Loan" has the meaning
                                    ascribed to it in Section 1.1(g).

                                       8

                                    (8) "Incremental Term Loan Lender" has the
                                    meaning ascribed to it in Section 1.1(g).

                                    (9) "New Imaging Center" means, as of any
                                    date of determination, any new imaging
                                    center which has been open for business for
                                    less than (12) months.

                                    (10) "New Imaging Center EBITDA" means with
                                    respect to any New Imaging Center for any
                                    period (a "Measurement Period"), the product
                                    of (I) the "center level profit or loss" of
                                    such New Imaging Center determined in
                                    accordance with GAAP for the period (the
                                    "Annualization Period") from and including
                                    the date such New Imaging Center opened
                                    through and including the last day of the
                                    Measurement Period multiplied by (II) a
                                    number obtained by dividing 365 by the
                                    number of days in the Annualization Period.

                           (r) Amendments to Annex A.

                                    (1) Annex A of the Credit Agreement is
                                    hereby amended by amending and restating the
                                    following definitions to each read in its
                                    entirety as follows:

                  "Lenders means GE Capital, the other Lenders named on the
         signature pages of the Agreement, and, if any such Lender shall decide to assign all or any portion of the Obligations, such term shall include any assignee of such Lender, and any other financial institution that becomes a party hereto by execution of a joinder agreement in connection with any Incremental Term Loans or Incremental
         Revolving Loans and any assignee of such Lender."

                  "Revolving Loan Commitment means (a) as to any Lender, the commitment of such Lender to make its Pro Rata Share of Revolving
         Credit Advances or incur its Pro Rata Share of Letter of Credit
         Obligations (including, in the case of the Swing Line Lender, its commitment to make Swing Line Advances as a portion of its Revolving
         Loan Commitment) as set forth on Annex B (as supplemented by
         Supplemental Annex B to the Agreement) or in the most recent Assignment
         Agreement, if any, executed by such Lender and, if applicable, the commitment of such Lender to make Incremental Revolving Loans, which commitment is in the amount set forth in the applicable joinder agreement, or in the most recent Assignment Agreement, if any, executed by such Lender and (b) as to all Lenders, the aggregate commitment of all Lenders to make the Revolving Credit Advances (including, in the case of the Swing Line Lender, Swing Line Advances) or incur Letter of
         Credit Obligations, which aggregate commitment shall be FIFTY-FIVE
         MILLION DOLLARS ($55,000,000) on the Amendment No. 3 Closing Date, as
         such amount may be adjusted, if at all, from time to time in accordance with the Agreement."

                                        9

                  "Term Loan B Commitment means (a) as to any Lender, the
         commitment of such Lender to make its Pro Rata Share of the Term Loan B
         (as set forth on Annex B (as supplemented by Supplemental Annex B)) in the maximum aggregate amount set forth in Section 1.1(a) or in the most recent Assignment Agreement, if any, executed by such Lender and the commitment of such Lender to make Incremental Term Loans, which commitment is in the amount set forth in the applicable joinder agreement, or in the most recent Assignment Agreement, if any, executed by such Lender and (b) as to all Lenders, the aggregate commitment of all Lenders to make the Term Loan B. The Term Loan B Commitment with respect to each Term Loan B shall reduce automatically by the amount prepaid or repaid in respect of such Term Loan B (but solely by the amount of such prepayment or repayment allocable to a Lender, for purposes of clause (a) of this definition)."

                                    (2) Annex A of the Credit Agreement is
                                    hereby amended by replacing the phrase
                                    "Telerate Page 3750" with the phrase
                                    "Reuters Screen LIBOR01 Page" in the
                                    definition of "LIBOR Rate" therein.

                           (s) Amendment to Annex F. Annex F is hereby replaced
with the revised Annex F attached as Annex F to this Amendment. (t) Schedules.
Each of Schedules 3.1(a), 3.1(b), 3.10, 3.11, 3.12, 3.14, 3.16, 3.17, 3.18,
3.19, 5. 1, and 5.2, to the Credit Agreement is hereby replaced with the applicable Schedule attached hereto.

                           (u) Schedule II to Exhibit 6.2(d) is hereby amended
and restated to read in its entirety as set forth on Schedule II to Exhibit
6.2(d) attached hereto.

                           (v) Omnibus Amendment to Credit Agreement. Each
reference in the Credit Agreement to "Credit Party", "Credit Parties", and/or
"Guarantors" as applicable, shall be deemed to include a reference to Delaware
Imaging.

                  2. Limited Waiver. The Agent and the Lenders hereby waive any breach or violation of the Credit Agreement (and any resulting Event of Default)
to the extent arising solely from the failure of Holdings and its Subsidiaries to comply with the limitation on the maximum amount of Capital Expenditures permitted for the Fiscal Year ending 2007 set forth in Section 6.1 of the Credit
Agreement so long as such Capital Expenditures did not exceed $49,000,000
("Specified Default").

The waiver set forth above shall be limited precisely as written and shall not be deemed or otherwise construed to constitute a waiver of any other Default or other Event of Default or any other provision of the Credit Agreement or any other Loan Document or to prejudice any right, power or remedy which any Agent or any Lender may now have or may have in the future under or in connection with the Credit Agreement or any other Loan Document (after giving effect to this
Agreement), all of which rights, powers and remedies are hereby expressly reserved by the Agents and Lenders.

                                       10

         3. Representations and Warranties of Credit Parties. The Credit Parties
represent and warrant that:

                  (a) the execution, delivery and performance by each Credit
         Party of this Amendment have been duly authorized by all necessary corporate action required on its part and this Amendment is a legal, valid and binding obligation of such Credit Party enforceable against such Credit Party in accordance with its terms except as the enforcement thereof may be subject to (i) the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and (ii) general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law); and

                  (b) after giving effect to this Amendment, each of the
         representations and warranties contained in the Credit Agreement is true and correct in all material respects on and as of the date hereof as if made on the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date and no Default or Event of Default shall have occurred and is continuing.

         4. Conditions To Effectiveness. This Amendment shall be effective upon satisfaction of the following conditions precedent:

                  (a) This Amendment shall have been executed and delivered by the Agent, Requisite Lenders, Supermajority Revolving Lenders
                  and the Credit Parties;

                  (b) The execution and delivery of the Amendment No. 5 to
                  Second Lien Credit Agreement, in form, substance and manner satisfactory to the Agent;

                  (c) Agent shall have received each of the agreements,
                  documents, certificates, opinions or other instruments listed on the closing checklist attached hereto as Exhibit A, each duly executed by the parties thereto (as applicable) and each in form and substance satisfactory to Agent; and

                  (d) The Agent shall have received, on behalf of each Lender who has executed this Amendment, a nonrefundable amendment fee equal to 0.50% of such Lender's Commitment, which fee shall be fully earned and payable on the date hereof.

         5. Reference To And Effect Upon The Credit Agreement.

                  (a) The Credit Agreement and the other Loan Documents shall remain in full force and effect, as amended hereby, and are hereby ratified and confirmed.

                  (b) The execution, delivery and effectiveness of this
         Amendment shall not operate as a waiver of any right, power or remedy of Agent or any Lender under the Credit Agreement or any Loan Document, nor constitute a waiver or amendment of any provision of the Credit
         Agreement or any Loan Document, except as specifically set forth herein.

                                       11

        Upon the effectiveness of this Amendment, each reference in the Credit
        Agreement to "this Credit Agreement," "hereunder," "hereof," "herein" or words of similar import shall mean and be a reference to the Credit
        Agreement as amended hereby.

         6. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN
ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK.

         7. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.

         8. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original, but all such counterparts shall constitute one and the same instrument.

         9. Reaffirmation of Guaranties. The Credit Parties signatory hereto hereby reaffirm their Guaranties of the Obligations and reaffirm that the
Obligations are and continue to be secured by the security interest granted by the Credit Parties in favor of the Agent, on behalf of itself and the Lenders, under the Security Agreement and the Pledge Agreement and all of the terms, conditions, provisions, agreements, requirements, promises, obligations, duties, covenants and representations of the Credit Parties under such documents and agreements entered into with respect to the obligations under the Credit
Agreement are incorporated herein by reference and are hereby ratified and affirmed in all respects by the Credit Parties. Each Credit Party acknowledges that all references to "Credit Agreement" and "Obligations" in the Loan
Documents shall take into account the provisions of this Amendment and be a reference to the "Credit Agreement" and the "Obligations" as amended hereby.

                                      * * *

                                       12

 IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first written above.

RADNET MANAGEMENT, INC.

By: /s/ Howard G. Berger
Name: Howard G. Berger, M.D.
Title: President

RADNET, INC.

By: /s/ Howard G. Berger
Name: Howard G. Berger, M.D.
Title: President

BEVERLY RADIOLOGY MEDICAL GROUP III

By: ProNet Imaging Medical Group, Inc., its general partner

By: /s/ Howard G. Berger
Name: Howard G. Berger, M.D.
Title: President

By: Beverly Radiology Medical Group, Inc., its general partner

By: /s/ Howard G. Berger
Name: Howard G. Berger, M.D.
Title: President

PRONET IMAGING MEDICAL GROUP, INC.

By: /s/ Howard G. Berger
Name: Howard G. Berger, M.D.
Title: President

Signature Page to Amendment No. 5 to Credit Agreement and Limited Waiver to Credit Agreement

BEVERLY RADIOLOGY MEDICAL GROUP, INC.

By: /s/ Howard G. Berger

Name: Howard G. Berger, M.D.

Title: President

RADNET SUB, INC.

By: /s/ Howard G. Berger

Name: Howard G. Berger, M.D.

Title: President

SOCAL MR SITE MANAGEMENT, INC.

By: /s/ Howard G. Berger

Name: Howard G. Berger, M.D.

Title: President

RADNET MANAGEMENT I, INC.

By: /s/ Howard G. Berger

Name: Howard G. Berger, M.D.

Title: President

RADNET MANAGEMENT II, INC.

By: /s/ Howard G. Berger

Name: Howard G. Berger, M.D.

Title: President

Signature Page to Amendment No. 5 to Credit Agreement and Limited Waiver to Credit Agreement

RADNET MANAGED IMAGING SERVICES, INC.

By: /s/ Howard G. Berger

Name: Howard G. Berger, M.D.

Title: President

DIAGNOSTIC IMAGING SERVICES, INC.

By: /s/ Howard G. Berger

Name: Howard G. Berger, M.D.

Title: Chief Financial Officer

RADIOLOGIX, INC.

By: /s/ Howard G. Berger

Name: Howard G. Berger, M.D.

Title: President

ADVANCED IMAGING PARTNERS, INC.

By: /s/ Howard G. Berger

Name: Howard G. Berger, M.D.

Title: President

IDE IMAGING PARTNERS, INC.

By: /s/ Howard G. Berger

Name: Howard G. Berger, M.D.

Title: President

Signature Page to Amendment No. 5 to Credit Agreement and Limited Waiver to Credit Agreement

MID ROCKLAND IMAGING PARTNERS, INC.

By: /s/ Howard G. Berger

Name: Howard G. Berger, M.D.

Title: President

PACIFIC IMAGING PARTNERS, INC.

By: /s/ Howard G. Berger

Name: Howard G. Berger, M.D.

Title: President

QUESTAR IMAGING, INC.

By: /s/ Howard G. Berger

Name: Howard G. Berger, M.D.

Title: President

TREASURE COAST IMAGING PARTNERS, INC.

By: /s/ Howard G. Berger

Name: Howard G. Berger, M.D.

Title: President

COMMUNITY IMAGING PARTNERS, INC.

By: /s/ Howard G. Berger

Name: Howard G. Berger, M.D.

Title: President

Signature Page to Amendment No. 5 to Credit Agreement and Limited Waiver to Credit Agreement

RADIOLOGY AND NUCLEAR MEDICINE IMAGING PARTNERS, INC.

By: /s/ Howard G. Berger

Name: Howard G. Berger, M.D.

Title: President

VALLEY IMAGING PARTNERS, INC.

By: /s/ Howard G. Berger

Name: Howard G. Berger, M.D.

Title: President

QUESTAR DULUTH, INC.

By: /s/ Howard G. Berger

Name: Howard G. Berger, M.D.

Title: President

QUESTAR LOS ALAMITOS, INC.

By: /s/ Howard G. Berger

Name: Howard G. Berger, M.D.

Title: President

QUESTAR VICTORVILLE, INC.

By: /s/ Howard G. Berger

Name: Howard G. Berger, M.D.

Title: President

Signature Page to Amendment No. 5 to Credit Agreement and Limited Waiver to Credit Agreement

ROCKY MOUNTAIN OPENSCAN MRI, LLC

By: /s/ Howard G. Berger

Name: Howard G. Berger, M.D.

Title: President

FRI, INC.

By: /s/ Howard G. Berger

Name: Howard G. Berger, M.D.

Title: President

FRI II, INC.

By: /s/ Howard G. Berger

Name: Howard G. Berger, M.D.

Title: President

ROLLING OAKS IMAGING CORPORATION

By: /s/ Howard G. Berger

Name: Howard G. Berger, M.D.

Title: President

ROLLING OAKS RADIOLOGY, INC.

By: /s/ Howard G. Berger

Name: Howard G. Berger, M.D.

Title: President

DELAWARE IMAGING PARTNERS, INC.

By: /s/ Howard G. Berger

Name: Howard G. Berger, M.D.

Title: President

Signature Page to Amendment No. 5 to Credit Agreement and Limited Waiver to Credit Agreement

 GENERAL ELECTRIC CAPITAL

 CORPORATION

 as Agent and a Lender

 By:  /s/ Andrew D. Moore

 Duly Authorized Signatory

Signature Page to Amendment No. 5 to Credit Agreement and Limited Waiver to Credit Agreement

Cratos CLO I LTD.

By: Cratos CDO Management, LLC

As Attorney-in-fact

By: Cratos Capital Partners, LLC

Its Manager

By: /s/ Jill E. Snyder

Name: Jill E. Snyder

Title: Senior Vice President

Cratos CLO II LTD.

By: Cratos CDO Management, LLC

As Attorney-in-fact

By: Cratos Capital Partners, LLC

Its Manager

 By: /s/ Jill E. Snyder

Name: Jill E. Snyder

Title: Senior Vice President

Signature Page to Amendment No. 5 to Credit Agreement and Limited Waiver to Credit Agreement

 ACA CLO 2006-2, Limited, as a Lender

 By:  /s/Vincent Ingato

 Name: Vincent Ingato

 Title: Managing Director

Signature Page to Amendment No. 5 to Credit Agreement and Limited Waiver to Credit Agreement

ACA CLO 2007-1, Limited, as a Lender

 By: /s/Vincent Ingato

 Name: Vincent Ingato

 Title: Managing Director

Signature Page to Amendment No. 5 to Credit Agreement and Limited Waiver to Credit Agreement

 Greyrock CDO Limited

 By Aladdin Capital Management LLC, as Manager

 By: /s/Thomas E. Bancroft

 Name: Thomas E. Bancroft

 Title: Designated Signatory

Signature Page to Amendment No. 5 to Credit Agreement and Limited Waiver to Credit Agreement

Landmark II CDO Limited

 By Aladdin Capital Management, LLC, as Manager

 By:   /s/ Thomas E. Bancroft

 Name: Thomas E. Bancroft

 Title: Designated Signatory

Signature Page to Amendment No. 5 to Credit Agreement and Limited Waiver to Credit Agreement

Landmark IX CDO Limited

 By Aladdin Capital Management, LLC, as Manager

 By:   /s/ Thomas E. Bancroft

 Name: Thomas E. Bancroft

 Title: Designated Signatory

Signature Page to Amendment No. 5 to Credit Agreement and Limited Waiver to Credit Agreement

  Landmark VI CDO Limited

 By Aladdin Capital Management, LLC, as Manager

 By: /s/ Thomas E. Bancroft

 Name: Thomas E. Bancroft

 Title: Designated Signatory

Signature Page to Amendment No. 5 to Credit Agreement and Limited Waiver to Credit Agreement

 Landmark VII CDO Limited

 By Aladdin Capital Management, LLC, as Manager

 By: /s/ Thomas E. Bancroft

 Name: Thomas E. Bancroft

 Title: Designated Signatory

Signature Page to Amendment No. 5 to Credit Agreement and Limited Waiver to Credit Agreement

 BLACK DIAMOND CLO 2006-1 (CAYMAN

 )Ltd.

 By: Black Diamond CLO 2006-1 Advisor, LLC.,

 As its Collateral Manager

 By:  /s/ Stephen H. Deckoff

 Name: Stephen H. Deckoff

 Title: Managing Principal

Signature Page to Amendment No. 5 to Credit Agreement and Limited Waiver to Credit Agreement

 BLACK DIAMOND CLO 2005-2 Ltd.

 By: Black Diamond CLO 2005-2 Advisor, LLC.,

 As its Collateral Manager

 By: /s/ Stephen H. Deckoff

 Name: Stephen H. Deckoff

 Title: Managing Principal

Signature Page to Amendment No. 5 to Credit Agreement and Limited Waiver to Credit Agreement

 DIAMOND SPRINGS TRADING LLC, as a Lender

 By: /s/Tara E. Kennedy

 Name: Tara E. Kennedy

 Title: Assistance Vice President

Signature Page to Amendment No. 5 to Credit Agreement and Limited Waiver to Credit Agreement

 Brencourt BD, LLC., as Lender

 By: /s/Michael Palmer

 Name: Michael Palmer

 Title: CFO

Signature Page to Amendment No. 5 to Credit Agreement and Limited Waiver to Credit Agreement

Man Mac Schreckhorn 14B Ltd., as Lender

 By:  /s/Michael Palmer

 Name: Michael Palmer

 Title: CFO

Signature Page to Amendment No. 5 to Credit Agreement and Limited Waiver to Credit Agreement

CIFC Funding 2006-I, Ltd

CIFC Funding 2006-IB, Ltd.

CIFC Funding 2006-II, Ltd.

CIFC Funding 2007-I, Ltd.

CIFC Funding 2007-II, Ltd.,

as Lender

By:  /s/Sean O. Dougherty

Name: Sean O. Dougherty

Title: General Counsel

Signature Page to Amendment No. 5 to Credit Agreement and Limited Waiver to Credit Agreement

 PREMIER FUNDING, LTD., as a Lender

 By: Citigroup Global Markets Realty Corp.,

    as Collateral Administrator

 By:  /s/ Authorized Signatory

 Title: Authorized Signatory

Signature Page to Amendment No. 5 to Credit Agreement and Limited Waiver to Credit Agreement

ColumbusNova CLO Ltd. 2006-II

as Lender

By:  /s/ Paul. L. Cal

Name: Paul L. Cal

Title: Associate Director

ColumbusNova CLO Ltd. 2007-I

as Lender

By:  /s/ Paul. L. Cal

Name: Paul L. Cal

Title: Associate Director

ColumbusNova CLO IV Ltd. 2007-II

as Lender

By: /s/ Paul. L. Cal

Name: Paul L. Cal

Title: Associate Director

Signature Page to Amendment No. 5 to Credit Agreement and Limited Waiver to Credit Agreement

NAVIGATOR CDO 2005, LTD., as a Lender

By: GE Asset Management Inc., as Collateral Manager

By: /s/John Campos

Name: John Campos

Title: Authorized Signatory

NAVIGATOR CDO 2006, LTD., as a Lender

By: GE Asset Management Inc., as Collateral  Manager

By:  /s/John Campos

Name: John Campos

Title: Authorized Signatory

Signature Page to Amendment No. 5 to Credit Agreement and Limited Waiver to Credit Agreement

SANDELMAN FINANCE 2006-2, LTD.,

as a Lender

By: Sandelman Partners, LP

       as Collateral Manager

By:  /s/ Authorized signatory

Title: Authorized signatory

SANDELMAN FINANCE 2006-1, LTD.,

as a Lender

By: Sandelman Partners, LP

       as Collateral Manager

By:  /s/ Authorized signatory

Title: Authorized signatory

Signature Page to Amendment No. 5 to Credit Agreement and Limited Waiver to Credit Agreement

 ROYAL BANK OF CANADA, as a Lender

 By:  /s/ Gordon MacArthur

 Name: Gordon MacArthur

 Title: Authorized Signatory

Signature Page to Amendment No. 5 to Credit Agreement and Limited Waiver to Credit Agreement

 Pangaea CLO 2007-1 LTD, as a Lender

 By:   /s/Michael P. King

 Name: Michael P. King

 Title: Senior Managing Director

Signature Page to Amendment No. 5 to Credit Agreement and Limited Waiver to Credit Agreement

 Grand Central Asset Trust, BDC, Series, as aLender

 By:  /s/Brian Schott

 Name: Brian Schott

 Title: Attorney-in-fact

Signature Page to Amendment No. 5 to Credit Agreement and Limited Waiver to Credit Agreement

Denali Capital LLC, managing member of DC

Funding Partners LLC, portfolio manager for

DENALI CAPITAL CLO IV, LTD, or an affiliate

By: /s/ John P. Thacker

Name: John P. Thacker

Title: Chief Credit Officer

Signature Page to Amendment No. 5 to Credit Agreement and Limited Waiver to Credit Agreement

Denali Capital LLC, managing member of DC

Funding Partners LLC, portfolio manager for

DENALI CAPITAL CLO V, LTD, or an affiliate

By: /s/ John P. Thacker

Name: John P. Thacker

Title: Chief Credit Officer

Signature Page to Amendment No. 5 to Credit Agreement and Limited Waiver to Credit Agreement

Denali Capital LLC, managing member of DC

Funding Partners LLC, portfolio manager for

DENALI CAPITAL CLO VI, LTD, or an affiliate

By:  /s/ John P. Thacker

Name: John P. Thacker

Title: Chief Credit Officer

Signature Page to Amendment No. 5 to Credit Agreement and Limited Waiver to Credit Agreement

Denali Capital LLC, managing member of DC

Funding Partners LLC, portfolio manager for

DENALI CAPITAL CLO VII, LTD, or an affiliate

By: /s/ John P. Thacker

Name: John P. Thacker

Title: Chief Credit Officer

Signature Page to Amendment No. 5 to Credit Agreement and Limited Waiver to Credit Agreement

Denali Capital LLC, managing member of DC

Funding Partners LLC, portfolio manager for

DENALI CAPITAL CREDIT OPPORTUNITY

FUND FINANCING, LTD., or an affiliate

By:  /s/ John P. Thacker

Name: John P. Thacker

Title: Chief Credit Officer

Signature Page to Amendment No. 5 to Credit Agreement and Limited Waiver to Credit Agreement

Denali Capital LLC, managing member of DC

Funding Partners LLC, portfolio manager for

DENALI CAPITAL CLO VIII, LTD, or an affiliate

By:  /s/ John P. Thacker

Name: John P. Thacker

Title: Chief Credit Officer

Signature Page to Amendment No. 5 to Credit Agreement and Limited Waiver to Credit Agreement

 SENIOR DEBT PORTFOLIO, as a Lender

 By: Boston Management and Research as

 Investment Advisor

 By:  /s/ Michael B. Botthof

 Name: Michael B. Botthof

 Title: Vice President

 EATON VANCE SENIOR INCOME TRUST, as a Lender

 By: Eaton Vance Management as Investment Advisor

 By: /s/ Michael B. Botthof

 Name: Michael B. Botthof

 Title: Vice President

 EATON VANCE INSTITUTIONAL SENIOR

 LOAN FUND, as a Lender

 By: Eaton Vance Management as Investment Advisor

 By:   /s/ Michael B. Botthof

 Name: Michael B. Botthof

 Title: Vice President

 EATON VANCE CDO VII PLC, as a Lender

 By: Eaton Vance Management as Investment Advisor

 By:   /s/ Michael B. Botthof

 Name: Michael B. Botthof

 Title: Vice President

 EATON VANCE CDO VIII Ltd., as a Lender

 By: Eaton Vance Management as Investment Advisor

 By: /s/ Michael B. Botthof

 Name: Michael B. Botthof

 Title: Vice President

 EATON VANCE CDO X PLC, as a Lender

 By: Eaton Vance Management as Investment Advisor

 By: /s/ Michael B. Botthof

 Name: Michael B. Botthof

 Title: Vice President

Signature Page to Amendment No. 5 to Credit Agreement and Limited Waiver to Credit Agreement

 GRAYSON & CO., as a Lender

 By: Boston Management and Research as Investment Advisor

 By: /s/ Michael B. Botthof

 Name: Michael B. Botthof

 Title: Vice President

 EATON VANCE, as a Lender

 LIMITED DURATION INCOME FUND

 By: Eaton Vance Management as Investment Advisor

 By:   /s/ Michael B. Botthof

 Name: Michael B. Botthof

 Title: Vice President

 EATON VANCE SENIOR FLOATING-RATE TRUST, as a Lender

 By: Eaton Vance Management as Investment Advisor

 By:   /s/ Michael B. Botthof

 Name: Michael B. Botthof

 Title: Vice President

 EATON VANCE FLOATING-RATE INCOME TRUST, as a Lender

 By: Eaton Vance Management as Investment Advisor

 By:  /s/ Michael B. Botthof

 Name: Michael B. Botthof

 Title: Vice President

 EATON VANCE VARIABLE LEVERAGE FUND Ltd., as a Lender

 By: Eaton Vance Management as Investment Advisor

 By:   /s/ Michael B. Botthof

 Name: Michael B. Botthof

 Title: Vice President

Signature Page to Amendment No. 5 to Credit Agreement and Limited Waiver to Credit Agreement

  MC Funding Ltd., as a Lender

 By: Monroe Capital Management, LLC

  As Collateral Manager

 By:   /s/James M. Cassady

 Name: James M. Cassady

 Title: Vice President

 ORIX FINANCE CORP., as a Lender

 By: /s/ Christopher L. Smith

 Name: Christopher L. Smith

 Title: Authorized Representative

 Satellite Senior Income Fund II, LLC, as a Lender

 By: Satellite Asset Management, LP. Its Investment Manager

 By:  /s/Matt Des Champs

 Name: Matt Des Champs

 Title: CFO & Principal

 TELOS CLO 2006-1, LTD

 TELOS CLO 2007-2, LTD

 By: Tricadia Loan Management, LLC, as Lenders

 By:   /s/ Jonathan Tepper

 Name: Jonathan Tepper

 Title: Principal

COLTS 2005-2, LTD.,  as a Lender

by: Structured Asset Investors, LLC

as Collateral Manager

By:   /s/ Thomas DeMint

Name: Thomas DeMint

Title: Vice President

COLTS 2007-1, LTD.,  as a Lender

by: Structured Asset Investors, LLC as Collateral Manager

By: /s/ Thomas De Mint

Name: Thomas DeMint

Title: Vice President

Signature Page to Amendment No. 5 to Credit Agreement and Limited Waiver to Credit Agreement

 Grand Central Asset Trust, DES Series, as a Lender

 By: /s/Richard Newcomb

 Name: Richard Newcomb

 Title: Attorney-in-fact

 STATION PLACE I, LTD. as a Lender

 By: CYRUS CAPITAL PARTNERS, L.P., as Collateral Manager

  By: /s/ Authorized Signatory

 Title: Authorized Signatory

 Clear Lake CLO, Ltd. , as a Lender

 By:   /s/ Jeremy Johnson

 Name: Jeremy Johnson

 Title: Assistant Vice President

 Diamond Lake CLO, Ltd. , as a Lender

 By:  /s/ Jeremy Johnson

 Name: Jeremy Johnson

 Title: Assistant Vice President

 St. James River CLO, Ltd. , as a Lender

 By: /s/ Jeremy Johnson

 Name: Jeremy Johnson

 Title: Assistant Vice President

 Summit Lake CLO, Ltd. , as a Lender

 By: /s/ Jeremy Johnson

 Name: Jeremy Johnson

 Title: Assistant Vice President

 Victoria Falls CLO, Ltd. , as a Lender

 By: /s/ Jeremy Johnson

 Name: Jeremy Johnson

 Title: Assistant Vice President

Signature Page to Amendment No. 5 to Credit Agreement and Limited Waiver to Credit Agreement

       AMENDMENT NO. 5 AND LIMITED WAIVER TO SECOND LIEN CREDIT AGREEMENT

                  This AMENDMENT NO. 5 AND LIMITED WAIVER TO SECOND LIEN CREDIT
AGREEMENT (this "AMENDMENT"), dated as of February 22, 2008, by and among RADNET
MANAGEMENT, INC., a California corporation (the "BORROWER"), the other persons designated as Credit Parties on the signature pages hereof, GENERAL ELECTRIC
CAPITAL CORPORATION, a Delaware corporation, as agent ("AGENT") and the Persons signatory thereto from time to time as Lenders. Unless otherwise specified herein, capitalized terms used in this Amendment shall have the meanings ascribed to them in the Credit Agreement (each as hereinafter defined).

                                    RECITALS
                                    --------

         WHEREAS, the Borrower, the Credit Parties, Agent and Lenders have entered into that certain Second Lien Credit Agreement dated as of November 15,
2006 (as amended by that certain (i) Limited Waiver and Amendment No. 1 to
Second Lien Credit Agreement dated as of April 5, 2007, (ii) Amendment No. 2 to
Second Lien Credit Agreement dated as of May 30, 2007, (iii) Amendment No. 3 to
Second Lien Credit Agreement dated as of August 23, 2007 and (iv) Amendment No.
4 to Second Lien Credit Agreement dated as of December 3, 2007, and as further amended, supplemented, restated or otherwise modified from time to time, the
"CREDIT AGREEMENT"); and

         WHEREAS, the Borrowers, Agent and Supermajority Lenders have agreed to the amendments and limited waiver as set forth herein;

         NOW THEREFORE, in consideration of the mutual execution hereof and other good and valuable consideration, the parties hereto agree as follows:

              1. AMENDMENTS TO CREDIT AGREEMENT.

                      (a) AMENDMENT TO SECTION 1.1. SECTION 1.1 of the Credit
Agreement is hereby amended and restated to (i) be renumbered as SECTION 1.1(a)
and (ii) read in its entirety as follows:

                  "(a) TERM LOAN C. Subject to the terms and conditions of this
         Agreement and in reliance upon the representations and warranties of
         Borrower and the other Credit Parties contained herein, the Term
         Lenders made a term loan to the Borrower on the Closing Date, in the aggregate principal amount of $135,000,000. Subject to the terms and conditions of this Agreement and in reliance upon the representations and warranties of Borrower and the other Credit Parties contained herein, each Term Lender agrees, severally and not jointly, to lend to

         Borrower in one draw, on the Amendment No. 5 Closing Date an amount such that, after giving effect to such loan, the amount of each Term
         Loan C (as defined below) held by each Term Lender shall be as set forth opposite such Lender's name in ANNEX B. Amounts borrowed under this Section 1.1 are collectively referred to as the "INITIAL TERM LOAN
         C" and together with any Incremental Term Loan (as defined below), the
         "TERM LOAN C". The outstanding principal balance of the Term Loan C shall be due and payable in full on the Term Loan C Maturity Date.
         Amounts borrowed under this SECTION 1.1(a) and repaid may not be reborrowed.

                  At the request of the applicable Lender, such Lender's Term
         Loan C shall be evidenced by promissory notes substantially in the form of EXHIBIT 1.1(a) (as amended, modified, extended, substituted or replaced from time to time, each a "TERM NOTE C" and, collectively, the
         "TERM NOTES C"), and, except as provided in SECTION 1.7, Borrower shall execute and deliver each Term Note C to the applicable Lender. Each
         Term Note C shall represent the obligation of Borrower to pay the amount of the applicable Lender's Term Loan C Commitment, together with interest thereon."

                      (b) AMENDMENT TO SECTION 1.1. SECTION 1.1 of the Credit
Agreement is hereby amended by inserting the following new clause (b):

                  "(b) INCREMENTAL TERM LOANS.

                  (i) Borrower may make up to five requests for an incremental term loan (the "INCREMENTAL TERM LOAN"), each such request being for at least $5,000,000, and in an aggregate amount not to exceed $25,000,000 for all such requests pursuant to delivery of a written request from the Borrower to the Agent; PROVIDED, HOWEVER that (i) no Incremental
         Term Loan shall be permitted to be made later than forty-five (45) days after the Amendment No. 5 Closing Date and (ii) Borrower will deposit into the Segregated Account the first $14,100,000 of Incremental Term
         Loans borrowed pursuant to this Section 1.1(b)(i) which amounts will be used in accordance with Section 3.25 hereof. Each such notice shall specify the date (an "INCREASE EFFECTIVE DATE") on which the Borrower proposes that the increased or new Term Loan C Commitments shall be effective, which date shall be a date not less than ten (10) Business
         Days after such request is delivered to the Agent. The increased or new
         Term Loan C Commitments shall become effective on the applicable
         Increase Effective Date as long as each of the following conditions have been met:

                                    (A) no Default or Event of Default has
         occurred or is continuing or would result after giving effect to such
         Incremental Term Loan;

                                    (B) the maturity date of any Incremental
         Term Loan, the weighted average life of any Incremental Term Loan, the effective yield to the Lenders under such Incremental Term Loan
         (including interest, fees received ratably by such Lenders and original

                                       2

         issue discount) shall be the same as the Initial Term Loan C, as applicable, at the time such Incremental Term Loan is funded;

                                    (C) the Borrower has provided evidence
         reasonably satisfactory to the Agent that the Borrower would have been in compliance with the financial covenants set forth in SECTION 6 assuming that the Incremental Term Loan had been incurred on the last day of the then most recently completed Fiscal Quarter; and

                                    (D) the Agent shall have received amendments
         to this Agreement and the Loan Documents, joinder agreements for any new Lenders, and all other promissory notes, agreements, documents and instruments reasonably satisfactory to the Agent in its reasonable discretion evidencing and setting forth the conditions of the
         Incremental Term Loan.

                  (ii) Each Lender which (a) holds a Term Loan C on the date the
         Borrower delivers a written request to the Agent for a Incremental Term
         Loan and (b) notifies the Agent in writing within five (5) days of receipt of written notice from the Agent that Borrower has requested an
         Incremental Term Loan shall have the right to fund its pro rata share of the Incremental Term Loan based upon its share of the Term Loan C
         Commitment as of the date the Agent originally received the applicable notice from the Borrower. Notwithstanding anything contained herein or otherwise to the contrary, no Lender shall have any obligation to fund all or any portion of, or participate in, the Incremental Term Loan.
         Amounts of the Incremental Term Loan which are repaid may not be reborrowed.

                  (iii) On any Increase Effective Date on which Incremental Term
         Loans are effected, subject to the satisfaction of the foregoing terms and conditions, (A) each Lender with an Incremental Term Loan (each, an
         "INCREMENTAL TERM LOAN LENDER") shall make a Loan to the Borrower in an amount equal to the amount of the Incremental Term Loan such Lender has committed to fund and (B) each Incremental Term Loan Lender shall become a Lender hereunder with respect to the Incremental Term Loan.
         Amounts of the Incremental Term Loan repaid may not be reborrowed.

                  (iv) Each of the Borrower, Lenders and Agent acknowledges and agrees that an Incremental Term Loan (and related amendments and documents described in clause (iii) above) meeting the conditions set forth in this SECTION 1.1(b) shall not require the consent of any
         Lender other than those Lenders, if any, which have agreed to participate in the Incremental Term Loan."

                                       3

                      (c) AMENDMENT TO SECTION 1.2(a). SECTION 1.2(a) of the
Credit Agreement is hereby amended by (i) replacing the term "6.00%" with the term "8.00%" and (ii) replacing the term "7.50%" with the term "9.00%" therein.

                      (d) AMENDMENT TO SECTION 1.3(a). SECTION 1.3(a) of the
Credit Agreement is hereby amended and restated to read in its entirety as follows:

                  "FEE LETTER. Borrower shall pay to GE Capital, individually, the Fees specified in that certain fee letter dated as of June 27, 2006 among Borrower and GE Capital, as supplemented by that certain
         Supplemental Fee Letter dated as of the Amendment No. 5 Closing Date
         (collectively, the "GE CAPITAL FEE LETTER"), at the times specified for payment therein."

                      (e) AMENDMENT TO SECTION 1.3(f). SECTION 1.3(f) of the
Credit Agreement is hereby amended and restated to read in its entirety as follows:

                  "PREPAYMENT FEE. If the Borrower prepays (for any reason
         (including any mandatory prepayment or acceleration)) all or any portion of the Term Loan C on or prior to the third anniversary of the
         Amendment No. 5 Closing Date, Borrower shall pay to Agent, for the ratable benefit of Lenders, as liquidated damages and compensation for the costs of being prepared to make funds available hereunder, an amount equal to the product of (i) the Applicable Percentage multiplied by (ii) the aggregate principal amount of the Term Loan C being prepaid
         (the "PREPAYMENT FEE"). As used herein, the term "Applicable
         Percentage" shall mean (x) three percent (3.0%), in the case of a prepayment on or prior to the first anniversary of the Amendment No. 5
         Closing Date, (y) two percent (2.0%), in the case of a prepayment after the first anniversary of the Amendment No. 5 Closing Date but on or prior to the second anniversary thereof and (z) one percent (1.0%), in the case of a prepayment after the second anniversary of the Amendment
         No. 5 Closing Date but on or prior to the third anniversary thereof.
         The Credit Parties agree that the Prepayment Fee is a reasonable calculation of Lenders' lost profits in view of the difficulties and impracticality of determining actual damages resulting from prepayment of the Term Loan C."

                      (f) AMENDMENT TO SECTION 1.5(d). SECTION 1.5(d) of the
Credit Agreement is hereby amended and restated to read in its entirety as follows:

                  "PREPAYMENTS FROM ISSUANCE OF SECURITIES; SEGREGATED ACCOUNT.
         Except to the extent applied as a prepayment of the First Lien Loan
         Obligations, immediately upon the receipt by Holdings, Borrower or any of its Subsidiaries of the proceeds of the issuance of Stock, Borrower shall prepay the Term Loan C in an amount equal to fifty percent (50%)
         of such proceeds, net of underwriting discounts and commissions and other reasonable out-of-pocket costs associated therewith. The payments shall be applied in accordance with SECTION 1.5(e). Notwithstanding the

                                       4

         foregoing, the following proceeds of stock issuance shall be excluded from any mandatory prepayment: (i) proceeds of issuances of Stock by
         Holdings or Borrower on or prior to the Closing Date, (ii) proceeds of issuances of Stock of Holdings (and options and warrants for the issuance of Stock of Holdings) to employees and directors of Holdings,
         Borrower or Beverly and proceeds from the exercise of options and warrants by employees and directors and (iii) proceeds of issuances of
         Stock by any Subsidiary of Borrower to Borrower which constitutes an
         Investment permitted hereunder. Except to the extent applied as a prepayment of the First Lien Loan Obligations, (i) on the one hundred twentieth day following the Amendment No. 5 Closing Date, the Borrower shall prepay the Term Loan C, in accordance with SECTION 1.5(e), in an amount equal to 100% of the remaining funds in the Segregated Account which were deposited in the Segregated Account on the Amendment No. 5
         Closing Date and have not been used to pay the purchase price of the
         Strategic Initiatives and (ii) on the one hundred twentieth day following the date on which any additional funds are deposited into the
         Segregated Account, the Borrower shall prepay the Term Loan C, in accordance with SECTION 1.5(e), in an amount equal to 100% of the remaining funds in the Segregated Account which were deposited on such date and have not been used to pay the purchase price of the Strategic
         Initiatives."

                      (g) AMENDMENT TO SECTION 3.7(b). SECTION 3.7(b) of the
Credit Agreement is hereby amended by amending and restating the first sentence thereof to read in its entirety as follows:

                  "Borrower shall utilize the proceeds of the Term Loan C solely for Strategic Initiatives approved in writing by the Agent, to repay the Revolving Loan (as defined in the First Lien Credit Agreement), and for the financing of Borrower's ordinary working capital and general corporate needs."

                      (h) AMENDMENT TO SECTION 3. SECTION 3 of the Credit
Agreement is hereby amended by inserting the following new SECTION 3.25 at the end thereof:

         "3.25 SEGREGATED ACCOUNT. As of the Amendment No. 5 Closing Date,
         Borrower has deposited into deposit account number 112813519 at City
         National Bank $17,271,000 ("Segregated Account") which (i) funds (along with any additional funds deposited into the Segregated Account within forty-five (45) days of the Amendment No. 5 Closing Date) will be used solely to (A) pay for Strategic Initiatives approved in writing by the
         Agent or (B) repay Loans hereunder as required by Section 1.5(d) and
         (ii) will be subject to a Control Agreement. The Agent shall have sole dominion and control of the Segregated Account and shall withdraw funds therefrom (i) upon the written request of the Borrower, to pay for
         Strategic Initiatives approved in writing by the Agent or (ii) to repay
         Loans as required by SECTION 1.5(d) (and the Borrower hereby acknowledges that the Agent may, without notice to the Borrower, withdraw funds from the Segregated Account for the purposes set forth in this sentence)."

                                       5

                      (i) AMENDMENT TO SECTION 5.1(f). SECTION 5.1(f) of the
Credit Agreement is hereby amended by replacing the amount "$20,000,000" which appears therein with "$25,000,000".

                      (j) AMENDMENT TO SECTION 5.6(v). SECTION 5.6(v) of the
Credit Agreement is hereby amended and restated to read in its entirety as follows:

                  "(v) the sum of all amounts payable in connection with any
         Permitted Acquisition (including the purchase price, all transaction costs and all Indebtedness, liabilities and Contingent Obligations incurred or assumed in connection therewith or otherwise reflected on a consolidated balance sheet of Borrower and Target) shall not exceed
         $20,000,000 and the sum of such amounts payable in connection with all
         Permitted Acquisitions shall not exceed $100,000,000, and the portion thereof allocable to goodwill and intangible assets for all such
         Permitted Acquisitions during the term hereof shall not exceed
         $60,000,000."

                      (k) AMENDMENT TO SECTION 6.1(a). SECTION 6.1(a) of the
Credit Agreement is hereby amended and restated to read in its entirety as follows:

                  "CAPITAL EXPENDITURE LIMITS. Holdings and its Subsidiaries on
         a consolidated basis shall not make Capital Expenditures during the following periods that exceed the aggregate amounts set forth opposite each of such periods (the "CAPEX LIMIT"):

                  PERIOD                         MAXIMUM CAPITAL EXPENDITURES
                  ------                         ----------------------------
                                                 PER PERIOD
                                                 ----------
                  Fiscal Year 2007                           $44,000,000
                  Fiscal Year 2008 and each                  $52,000,000
                  Fiscal Year thereafter

                  PROVIDED, HOWEVER, that the Capex Limit referenced above will be increased in any period by an amount equal to 50% of the difference obtained by taking the Capex Limit for the immediately prior period
         (excluding any Capex Carry Over Amounts) MINUS the actual amount of any
         Capital Expenditures expended during such prior period (the "CAPEX
         CARRY OVER AMOUNT"), and for purposes of measuring compliance herewith, the Capex Carry Over Amount shall be deemed to be the last amount spent on Capital Expenditures in that succeeding period; PROVIDED FURTHER that (i) the Capex Limit for Fiscal Year 2008 shall be reduced by the positive difference, if any, between (A) the actual amount of Capital
         Expenditures expended during Fiscal Year 2007 minus (B) the Capex Limit for Fiscal Year 2007 and (ii) that the Capex Carry Over Amount for any
         Fiscal Year shall not exceed $10,000,000."

                                       6

                      (l) AMENDMENT TO SECTION 6.1(c). SECTION 6.1(c) of the
Credit Agreement is hereby amended and restated to read in its entirety as follows:

                  "MINIMUM FIXED CHARGE COVERAGE RATIO. Holdings and its
         Subsidiaries shall have on a consolidated basis at the end of each
         Fiscal Quarter set forth below, a Fixed Charge Coverage Ratio for the
         12-Fiscal Month period then ended of not less than the following.

                 1.10     for the Fiscal Quarters ending December 31, 2006,
                          2006 and March 31, 2007;
                 1.05     for the Fiscal Quarter ending June 30, 2007;
                 1.00     for each Fiscal Quarter ending after June 30, 2007
                          but on or prior to December 31, 2011; and
                 1.10     for each Fiscal Quarter ending thereafter."

                      (m) AMENDMENT TO SECTION 6.1(e). SECTION 6.1(e) of the
Credit Agreement is hereby amended and restated to read in its entirety as follows:

                  "MAXIMUM LEVERAGE RATIO. Holdings and its Subsidiaries on a
                  consolidated basis shall have, at the end of each Fiscal
                  Quarter set forth below, a Leverage Ratio as of the last day of such Fiscal Quarter and for the 12-Fiscal Month period then ended, of not more than the following:

                 4.60    for the Fiscal Quarters ending December 31,
                         2006 and March 31, 2007;
                 4.95    for the Fiscal Quarter ending June 30, 2007;
                 5.05    for the Fiscal Quarter ending September 30,
                         2007;
                 5.25    for the Fiscal Quarters ending December 31, 2007,
                         March 31, 2008, June 30, 2008 and September 30, 2008;
                 5.00    for the Fiscal Quarters ending December 31, 2008 and
                         March 31, 2009;
                 4.75    for the Fiscal Quarter ending June 30, 2009 and
                         September 30, 2009;
                 4.50    for the Fiscal Quarters ending December 31, 2009, March
                         31, 2010 and June 30, 2010;
                 4.25    for the Fiscal Quarters ending September 30, 2010 and
                         December 31, 2010;
                 3.50    for the Fiscal Quarters ending March 31, 2011, June
                         30, 2011, September 30, 2011 and December 31, 2011;
                 3.25    for the Fiscal Quarters ending March 31, 2012, June
                         30, 2012, September 30, 2012 and December 31, 2012;
                         and
                 3.00    for the Fiscal Quarter ending March 31, 2013 and for
                         each Fiscal Quarter ending thereafter."

                                       7

                      (n) AMENDMENT TO SECTION 6.1(f). SECTION 6.1(f) of the
Credit Agreement is hereby amended and restated to read in its entirety as follows:

                  "MAXIMUM SENIOR LEVERAGE RATIO. Holdings and its Subsidiaries
                  on a consolidated basis shall have, at the end of each Fiscal
                  Quarter set forth below, a Senior Leverage Ratio as of the last day of such Fiscal Quarter and for the 12-Fiscal Month period then ended, of not more than the following:

                 3.05    for the Fiscal Quarter ending December 31, 2006;
                 3.10    for the Fiscal Quarter ending March 31,
                         2007;
                 3.20    for the Fiscal Quarter ending June 30, 2007;
                 3.25    for the Fiscal Quarter ending September 30, 2007;
                 3.40    for the Fiscal Quarters ending December 31, 2007, March
                         31, 2008, June 30, 2008, September 30, 2008 and
                         December 31, 2008;
                 3.25    for the Fiscal Quarters ending March 31, 2009, June 30,
                         2009, September 30, 2009 and December 31, 2009;
                 3.00    for the Fiscal Quarters ending March 31, 2010, June 30,
                         2010, September 30, 2010 and December 31, 2010;
                 2.75    for the Fiscal Quarter ending March 31, 2011 and for
                         each Fiscal Quarter ending thereafter."

                      (o) AMENDMENT TO SECTION 6.2(a)(i). SECTION 6.2(a)(i) of
the Credit Agreement is hereby amended and restated to read in its entirety as follows:

                      (p) "As soon as available and in any event within
forty-five (45) days (or if Holdings files an extension with the Securities &
Exchange Commission, fifty (50) days; PROVIDED, that Borrower has given Agent a written explanation forty-five (45) days after the end of the applicable Fiscal
Quarter of Holdings, in form and substance reasonably acceptable to Agent, regarding the need for such extension) after the end of each Fiscal Quarter
(excluding the last Fiscal Quarter of Holdings' Fiscal Year), Borrower will deliver (1) the consolidated and consolidating balance sheets of Holdings and its Subsidiaries, as at the end of such quarter, and the related consolidated and consolidating statements of income, stockholders' equity and cash flow for such Fiscal Quarter and for the period from the beginning of the then current
Fiscal Year of Holdings to the end of such Fiscal Quarter, (2) a report setting forth in comparative form the corresponding figures for the corresponding periods of the previous Fiscal Year and the corresponding figures from the most recent Projections for the current Fiscal Year delivered pursuant to SECTION
6.2(h) and (3) a schedule of the outstanding Indebtedness for borrowed money of
Holdings and its Subsidiaries describing in reasonable detail each such debt issue or loan outstanding and the principal amount and amount of accrued and unpaid interest with respect to each such debt issue or loan."

                                       8

                      (q) AMENDMENT TO SECTION 8.2(m). SECTION 8.2(m) of the
Credit Agreement is hereby amended by adding "AND (E) AUTHORIZES AND INSTRUCTS
THE AGENT ON ITS BEHALF TO ENTER INTO THE FIRST AMENDMENT TO INTERCREDITOR
AGREEMENT AS SECOND LIEN AGENT (AS DEFINED THEREIN) AND ON BEHALF OF SUCH
LENDER" after clause (D) in the first sentence thereof.

                      (r) AMENDMENT TO SECTION 9.2(b). SECTION 9.2(b) of the
Credit Agreement is hereby amended by inserting the following sentence at the end thereof: "No amendment, modification, termination or waiver of or consent with respect to any provision of any Loan Document appropriate (as reasonably determined by the Agent) to evidence or implement an Incremental Term Loan, shall be effective unless the same shall be in writing and signed by Agent,
Borrower, and Incremental Term Loan Lender, as applicable; PROVIDED, HOWEVER, that any amendment to SECTION 1.1(b) shall require the written consent of the
Required Lenders."

                      (s) AMENDMENTS TO ANNEX A. ANNEX A of the Credit Agreement
is hereby amended by inserting the following defined terms in their appropriate alphabetical order:

                            (1) "AMENDMENT NO. 5 CLOSING DATE means February 22,
                            2008."

                            (2) "DELAWARE IMAGING" means Delaware Imaging
                            Partners, Inc., a Delaware corporation.

                            (3) "FIRST AMENDMENT TO INTERCREDITOR AGREEMENT"
                            means that certain First Amendment to Intercreditor
                            Agreement, dated February 22, 2008, among the Agent,
                            the First Lien Agent and the Credit Parties.

                            (4) "INCREASE EFFECTIVE DATE" has the meaning
                            ascribed to it in SECTION 1.1(b).

                            (5) "INCREMENTAL TERM LOAN" has the meaning ascribed
                            to it in SECTION 1.1(B).

                            (6) "INCREMENTAL TERM LOAN LENDER" has the meaning
                            ascribed to it in SECTION 1.1(b).

                            (7) "SEGREGATED ACCOUNT has the meaning ascribed to
                            it in SECTION 3.25."

                                       9

                            (8) "STRATEGIC INITIATIVES means any acquisitions,
                            investments, or other initiatives taken by Borrower
                            and approved in advance in writing by the Agent."

                            (9) "NEW IMAGING CENTER" means, as of any date of
                            determination, any new imaging center which has been
                            open for business for less than (12) months.

                            (10) "NEW IMAGING CENTER EBITDA" means with respect
                            to any New Imaging Center for any period (a
                            "Measurement Period"), the product of (I) the
                            "center level profit or loss" of such New Imaging
                            Center determined in accordance with GAAP for the
                            period (the "Annualization Period") from and
                            including the date such New Imaging Center opened
                            through and including the last day of the
                            Measurement Period MULTIPLIED BY (II) a number
                            obtained by DIVIDING 365 by the number of days in
                            the Annualization Period.

                      (t) AMENDMENTS TO ANNEX A.

                            (1) ANNEX A of the Credit Agreement is hereby
                            amended by amending and restating the following
                            definitions to each read in its entirety as follows:

                   "LENDERS means GE Capital, the other Lenders named on the
         signature pages of the Agreement, and, if any such Lender shall decide to assign all or any portion of the Obligations, such term shall include any assignee of such Lender, and any other financial institution that becomes a party hereto by execution of a joinder agreement (in connection with any Incremental Term Loans or otherwise)
         and any assignee of such Lender."

                  "TERM LOAN C COMMITMENT means (a) as to any Lender, the
         commitment of such Lender to make its Pro Rata Share of the Term Loan C
         (as set forth on ANNEX B (as supplemented by SUPPLEMENTAL ANNEX B to the Agreement)) in the maximum aggregate amount set forth in SECTION
         1.1(a) or in the most recent Assignment Agreement, if any, executed by such Lender and the commitment of such Lender to make Incremental Term
         Loans, which commitment is in the amount set forth in the applicable joinder agreement, or in the most recent Assignment Agreement, if any, executed by such Lender and (b) as to all Lenders, the aggregate commitment of all Lenders to make the Term Loan C. The Term Loan C
         Commitment with respect to each Term Loan C shall reduce automatically by the amount prepaid or repaid in respect of such Term Loan C (but solely by the amount of such prepayment or repayment allocable to a
         Lender, for purposes of clause (a) of this definition)."

                                       10

                            (2) ANNEX A of the Credit Agreement is hereby
                            amended by replacing the phrase "Telerate Page 3750"
                            with the phrase "Reuters Screen LIBOR01 Page" in the
                            definition of "LIBOR Rate" therein.

                      (u) AMENDMENT TO ANNEX B. ANNEX B of the Credit Agreement
is hereby supplemented with the SUPPLEMENTAL ANNEX B attached as ANNEX B to this
Amendment.

                      (v) AMENDMENT TO ANNEX F. ANNEX F is hereby replaced with
the revised ANNEX F attached as ANNEX F to this Amendment.

                      (w) SCHEDULES. Each of SCHEDULES 3.1(a), 3.1(b), 3.10,
3.11, 3.12, 3.14, 3.16, 3.17, 3.18, 3.19, 5.1, and 5.2, to the Credit Agreement
is hereby replaced with the applicable SCHEDULE attached hereto.

                      (x) EXHIBIT 6.2(d) is hereby amended and restated to read
in its entirety as set forth on EXHIBIT 6.2(d) attached hereto.

                      (y) OMNIBUS AMENDMENT TO CREDIT AGREEMENT. Each reference
in the Credit Agreement to "Credit Party", "Credit Parties", and/or "Guarantors"
as applicable, shall be deemed to include a reference to Delaware Imaging.

                  2. LIMITED WAIVER. The Agent and the Lenders hereby waive any breach or violation of the Credit Agreement (and any resulting Event of Default)
to the extent arising solely from the failure of Holdings and its Subsidiaries to comply with the limitation on the maximum amount of Capital Expenditures permitted for the Fiscal Year ending 2007 set forth in SECTION 6.1 of the Credit
Agreement so long as such Capital Expenditures did not exceed $49,000,000
("SPECIFIED DEFAULT").

The waiver set forth above shall be limited precisely as written and shall not be deemed or otherwise construed to constitute a waiver of any other Default or other Event of Default or any other provision of the Credit Agreement or any other Loan Document or to prejudice any right, power or remedy which any Agent or any Lender may now have or may have in the future under or in connection with the Credit Agreement or any other Loan Document (after giving effect to this
Agreement), all of which rights, powers and remedies are hereby expressly reserved by the Agents and Lenders.

                  3. REPRESENTATIONS AND WARRANTIES OF CREDIT PARTIES. The
Credit Parties represent and warrant that:

                      (a) the execution, delivery and performance by each Credit
         Party of this Amendment have been duly authorized by all necessary corporate action required on its part and this Amendment is a legal, valid and binding obligation of such Credit Party enforceable against such Credit Party in accordance with its terms except as the enforcement thereof may be subject to (i) the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and (ii) general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law); and

                                       11

                      (b) after giving effect to this Amendment, each of the
         representations and warranties contained in the Credit Agreement is true and correct in all material respects on and as of the date hereof as if made on the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date and no Default or Event of Default shall have occurred and is continuing.

                  4. CONDITIONS TO EFFECTIVENESS. This Amendment shall be
effective upon satisfaction of the following conditions precedent:

                     (a) This Amendment shall have been executed and delivered
                     by the Agent, Supermajority Lenders and the Credit Parties;

                     (b) The execution and delivery of the Amendment No. 5 to
                     Credit Agreement, in form, substance and manner
                     satisfactory to the Agent;

                     (c) Agent shall have received each of the agreements,
                     documents, certificates, opinions or other instruments
                     listed on the closing checklist attached hereto as EXHIBIT
                     A, each duly executed by the parties thereto (as
                     applicable) and each in form and substance satisfactory to
                     Agent; and

                     (d) The Agent shall have received, on behalf of each Lender who has executed this Amendment, a nonrefundable amendment fee equal to 0.50% of such Lender's Commitment, which fee
                     shall be fully earned and payable on the date hereof.

                  5. COVENANTS OF LENDERS LISTED ON SUPPLEMENTAL ANNEX B. Each
Lender funding a Term Loan C on the Amendment No. 5 Closing Date which was not a
Lender prior to the Amendment No. 5 Closing Date:

                      (a) appoints and authorizes the Agent to take such action
         as agent on its behalf and to exercise such powers under the Loan
         Documents as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto; and

                      (b) agrees that as of the Amendment No. 5 Closing Date it
         shall be a party to the Credit Agreement and it shall perform in accordance with their terms all obligations that, by the terms of the
         Loan Documents, are required to be performed by it as a Lender.

                  6. REFERENCE TO AND EFFECT UPON THE CREDIT AGREEMENT.

                                       12

                      (a) The Credit Agreement and the other Loan Documents
         shall remain in full force and effect, as amended hereby, and are hereby ratified and confirmed.

                      (b) The execution, delivery and effectiveness of this
         Amendment shall not operate as a waiver of any right, power or remedy of Agent or any Lender under the Credit Agreement or any Loan Document, nor constitute a waiver or amendment of any provision of the Credit
         Agreement or any Loan Document, except as specifically set forth herein. Upon the effectiveness of this Amendment, each reference in the
         Credit Agreement to "this Credit Agreement," "hereunder," "hereof,"
         "herein" or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby.

                  7. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND
CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK.

                  8. HEADINGS. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this
Amendment for any other purposes.

                  9. COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original, but all such counterparts shall constitute one and the same instrument.

                  10. REAFFIRMATION OF GUARANTIES. The Credit Parties signatory hereto hereby reaffirm their Guaranties of the Obligations and reaffirm that the
Obligations are and continue to be secured by the security interest granted by the Credit Parties in favor of the Agent, on behalf of itself and the Lenders, under the Security Agreement and the Pledge Agreement and all of the terms, conditions, provisions, agreements, requirements, promises, obligations, duties, covenants and representations of the Credit Parties under such documents and agreements entered into with respect to the obligations under the Credit
Agreement are incorporated herein by reference and are hereby ratified and affirmed in all respects by the Credit Parties. Each Credit Party acknowledges that all references to "Credit Agreement" and "Obligations" in the Loan
Documents shall take into account the provisions of this Amendment and be a reference to the "Credit Agreement" and the "Obligations" as amended hereby.

                                      * * *

                                       13

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first written above.

RADNET MANAGEMENT, INC.

By: /s/ Howard G. Berger

Name: Howard G. Berger, M.D.

Title: President

RADNET, INC.

By: /s/ Howard G. Berger

Name: Howard G. Berger, M.D.

Title: President

BEVERLY RADIOLOGY MEDICAL GROUP III

By: ProNet Imaging Medical Group, Inc., its general partner

By: /s/ Howard G. Berger

Name: Howard G. Berger, M.D.

Title: President

By: Beverly Radiology Medical Group, Inc., its general partner

By: /s/ Howard G. Berger

Name: Howard G. Berger, M.D.

Title: President

PRONET IMAGING MEDICAL GROUP, INC.

By: /s/ Howard G. Berger

Name: Howard G. Berger, M.D.

Title: President

Signature Page to Amendment No. 5 to Second Lien Credit Agreement and Limited Waiver to Second Lien Credit Agrement

BEVERLY RADIOLOGY MEDICAL GROUP, INC.

By: /s/ Howard G. Berger

Name: Howard G. Berger, M.D.

Title: President

RADNET SUB, INC.

By: /s/ Howard G. Berger

Name: Howard G. Berger, M.D.

Title: President

SO CAL MR SITE MANAGEMENT, INC.

By: /s/ Howard G. Berger

Name: Howard G. Berger, M.D.

Title: President

RADNET MANAGEMENT I, INC.

By: /s/ Howard G. Berger

Name: Howard G. Berger, M.D.

Title: President

RADNET MANAGEMENT II, INC.

By: /s/ Howard G. Berger

Name: Howard G. Berger, M.D.

Title: President

Signature Page to Amendment No. 5 to Second Lien Credit Agreement and Limited Waiver to Second Lien Credit Agrement

RADNET MANAGED IMAGING SERVICES, INC.

By: /s/ Howard G. Berger

Name: Howard G. Berger, M.D.

Title: President

DIAGNOSTIC IMAGING SERVICES, INC.

By: /s/ Howard G. Berger

Name: Howard G. Berger, M.D.

Title: Chief Financial Officer

RADIOLOGIX, INC.

By: /s/ Howard G. Berger

Name: Howard G. Berger, M.D.

Title: President

ADVANCED IMAGING PARTNERS, INC.

By: /s/ Howard G. Berger

Name: Howard G. Berger, M.D.

Title: President

IDE IMAGING PARTNERS, INC.

By: /s/ Howard G. Berger

Name: Howard G. Berger, M.D.

Title: President

Signature Page to Amendment No. 5 to Second Lien Credit Agreement and Limited Waiver to Second Lien Credit Agrement

MID ROCKLAND IMAGING PARTNERS, INC.

By: /s/ Howard G. Berger

Name: Howard G. Berger, M.D.

Title: President

PACIFIC IMAGING PARTNERS, INC.

By: /s/ Howard G. Berger

Name: Howard G. Berger, M.D.

Title: President

QUESTAR IMAGING, INC.

By: /s/ Howard G. Berger

Name: Howard G. Berger, M.D.

Title: President

TREASURE COAST IMAGING PARTNERS, INC.

By: /s/ Howard G. Berger

Name: Howard G. Berger, M.D.

Title: President

COMMUNITY IMAGING PARTNERS, INC.

By: /s/ Howard G. Berger

Name: Howard G. Berger, M.D.

Title: President

Signature Page to Amendment No. 5 to Second Lien Credit Agreement and Limited Waiver to Second Lien Credit Agrement

RADIOLOGY AND NUCLEAR MEDICINE IMAGING PARTNERS, INC.

By: /s/ Howard G. Berger

Name: Howard G. Berger, M.D.

Title: President

VALLEY IMAGING PARTNERS, INC.

By: /s/ Howard G. Berger

Name: Howard G. Berger, M.D.

Title: President

 QUESTAR DULUTH, INC.

By: /s/ Howard G. Berger

Name: Howard G. Berger, M.D.

Title: President

QUESTAR LOS ALAMITOS, INC.

By: /s/ Howard G. Berger

Name: Howard G. Berger, M.D.

Title: President

 QUESTAR VICTORVILLE, INC.

By: /s/ Howard G. Berger

Name: Howard G. Berger, M.D.

Title: President

Signature Page to Amendment No. 5 to Second Lien Credit Agreement and Limited Waiver to Second Lien Credit Agrement

ROCY MOUNTAIN OPENSCAN MRI, LLC

By: /s/ Howard G. Berger

Name: Howard G. Berger, M.D.

Title: President

FRI, INC.

By: /s/ Howard G. Berger

Name: Howard G. Berger, M.D.

Title: President

FRI II, INC.

By: /s/ Howard G. Berger

Name: Howard G. Berger, M.D.

Title: President

ROLLING OAKS IMAGING CORPORATION

By: /s/ Howard G. Berger

Name: Howard G. Berger, M.D.

Title: President

ROLLING OAKS RADIOLOGY, INC.

By: /s/ Howard G. Berger

Name: Howard G. Berger, M.D.

Title: President

DELAWARE IMAGING PARTNERS, INC.

By: /s/ Howard G. Berger

Name: Howard G. Berger, M.D.

Title: President

Signature Page to Amendment No. 5 to Second Lien Credit Agreement and Limited Waiver to Second Lien Credit Agrement

 GENERAL ELECTRIC CAPITAL

 CORPORATION

  as Agent and a Lender

 By: /s/ Andrew D. Moore

 Duly Authorized Signatory

Signature Page to Amendment No. 5 to Second Lien Credit Agreement and Limited Waiver to Second Lien Credit Agrement

 Brencourt BD, LLC., as Lender

 By: /s/Michael Palmer

 Name: Michael Palmer

 Title: CFO

Signature Page to Amendment No. 5 to Second Lien Credit Agreement and Limited Waiver to Second Lien Credit Agrement

 Man Mac Schreckhorn 14B Ltd., as Lender

 By:  /s/ Michael Palmer

 Name: Michael Palmer

 Title: CFO

Signature Page to Amendment No. 5 to Second Lien Credit Agreement and Limited Waiver to Second Lien Credit Agrement

 CIFC Funding 2006-I, Ltd

  as Lender

 By: /s/Sean O. Dougherty

 Name: Sean O. Dougherty

 Title: General Counsel

Signature Page to Amendment No. 5 to Second Lien Credit Agreement and Limited Waiver to Second Lien Credit Agrement

 PREMIER FUNDING, LTD., as a Lender

  By: Citigroup Global Markets Realty Corp.,
as Collateral Administrator

 By: /s/ authorized signatory

 Name: Authorized Signatory

Signature Page to Amendment No. 5 to Second Lien Credit Agreement and Limited Waiver to Second Lien Credit Agrement

 EATON VANCE SENIOR INCOME TRUST, as a
Lender

 By: Eaton Vance Management as Investment
      Advisor

 By:  /s/ Michael B. Botthof

 Name: Michael B. Botthof

 Title: Vice President

Signature Page to Amendment No. 5 to Second Lien Credit Agreement and Limited Waiver to Second Lien Credit Agrement

 EATON VANCE CDO VII PLC, as a Lender

 By: Eaton Vance Management as Investment
       Advisor

 By: /s/ Michael B. Botthof

 Name: Michael B. Botthof

 Title: Vice President

Signature Page to Amendment No. 5 to Second Lien Credit Agreement and Limited Waiver to Second Lien Credit Agrement

 EATON VANCE CDO VIII Ltd., as a Lender

 By: Eaton Vance Management as Investment
      Advisor

 By: /s/ Michael B. Botthof

 Name: Michael B. Botthof

 Title: Vice President

Signature Page to Amendment No. 5 to Second Lien Credit Agreement and Limited Waiver to Second Lien Credit Agrement

 EATON VANCE CDO X PLC, as a Lender

 By: Eaton Vance Management as Investment
       Advisor

 By: /s/ Michael B. Botthof

 Name: Michael B. Botthof

 Title: Vice President

Signature Page to Amendment No. 5 to Second Lien Credit Agreement and Limited Waiver to Second Lien Credit Agrement

 EATON VANCE FLOATING-RATE INCOME
TRUST, as a Lender

 By: Eaton Vance Management as Investment
       Advisor

 By: /s/ Michael B. Botthof

 Name: Michael B. Botthof

 Title: Vice President

Signature Page to Amendment No. 5 to Second Lien Credit Agreement and Limited Waiver to Second Lien Credit Agrement

 EATON VANCE CREDIT OPPORTUNITIES
FUND, as a Lender

 By: Eaton Vance Management as Investment
       Advisor

 By:  /s/ Michael B. Botthof

 Name: Michael B. Botthof

 Title: Vice President

Signature Page to Amendment No. 5 to Second Lien Credit Agreement and Limited Waiver to Second Lien Credit Agrement

Crystal Capital Fund, Ltd., as a Lender

As duly authorized:

Crystal Capital Fund Management, L.P.

By: Crystal Capital Fund GP, LLC, its General

      Partner

By:  /s/Steven A. Migiliero

Name: Steven A. Migiliero

Title: Executive Managing Director

Signature Page to Amendment No. 5 to Second Lien Credit Agreement and Limited Waiver to Second Lien Credit Agrement

Crystal Capital Offshore Warehouse Ltd.

As duly authorized

Crystal Capital Fund Management, L.P., as

designated manager

By: Crystal Capital Fund GP, LLC, its General

       Partner, as a Lender

By:    /s/ Steven A. Migiliero

Name: Steven A. Migiliero

Title: Executive Managing Director

Signature Page to Amendment No. 5 to Second Lien Credit Agreement and Limited Waiver to Second Lien Credit Agrement

 KROLL CATALYST PARTNERS, LLC, as a
 Lender

 By: /s/ George N. Skegas

 Name: George N. Skegas

 Title: Managing Director

Signature Page to Amendment No. 5 to Second Lien Credit Agreement and Limited Waiver to Second Lien Credit Agrement

 TELOS CLO 2007-2, LTD, as a Lender

 By: /s/ Jonathan Tepper

 Name: Jonathan Tepper

 Title: Principal

Signature Page to Amendment No. 5 to Second Lien Credit Agreement and Limited Waiver to Second Lien Credit Agrement

 S.A.C. Domestic Investments, as a Lender

 By: S.A.C. Capital Advisors, LLC, its General
      Partner

 By:  /s/Peter Nussbaum

 Name: Peter Nusbaum

 Title: Authorized Signatory

Signature Page to Amendment No. 5 to Second Lien Credit Agreement and Limited Waiver to Second Lien Credit Agrement

 S.A.C. Offshore Capital Funding, Ltd., as  Lender

 By:   /s/ Derrie Boggess

 Name: Derrie Boggess

 Title: Director

Signature Page to Amendment No. 5 to Second Lien Credit Agreement and Limited Waiver to Second Lien Credit Agrement

 Grand Central Asset Trust, DES Series, as a Lender

 By: /s/ Richard Newcomb

 Name: Richard Newcomb

 Title: Attorney-in-fact

Signature Page to Amendment No. 5 to Second Lien Credit Agreement and Limited Waiver to Second Lien Credit Agrement

 Canadian Imperial Bank of Commerce, as a Lender

 By:  /s/ John O’Dowd

 Name: John O’Dowd

 Title: Authorized Signatory

Signature Page to Amendment No. 5 to Second Lien Credit Agreement and Limited Waiver to Second Lien Credit Agrement

TRS VENOR LLC

By:   Deutsche Bank AG Cayman Islands Branch,

         its sole Member

By: DB Services New Jersey, Inc.

By:   /s/Angeline Quintana

Name: Angeline Quintana

Title: Assistant Vice President

By:    /s/ Alice L. Wagner

Name: Alice L. Wagner

Title: Vice President

Signature Page to Amendment No. 5 to Second Lien Credit Agreement and Limited Waiver to Second Lien Credit Agrement

Stichting Pensioenfonds Hoogovens, as a Lender

By:           DDJ Capital Management, LLC, on behalf of

                 Stichting Pensioenfonds Hoogovens, in its

                 capacity as Manager

By:  /s/ David L. Goolgasian, Jr.

Name: David L. Goolgasian, Jr.

Title: Authorized Signatory

By:   /s/Anthony M. Ranaldi

Name: Anthony M. Ranaldi

Title: Authorized Signatory

Stichting Bewaarder Interpolis Pensioenen

Global High Yield Pool, as a Lender

By:           Syntrus Achmea Asset Management, as asset

                 manager

By: DDJ Capital Management, LLC, as subadvisor

By:  /s/ David L. Goolgasian, Jr.

Name: David L. Goolgasian, Jr.

Title: Authorized Signatory

By:   /s/Anthony M. Ranaldi

Name: Anthony M. Ranaldi

Title: Authorized Signatory

Signature Page to Amendment No. 5 to Second Lien Credit Agreement and Limited Waiver to Second Lien Credit Agrement

GMAM Investment Funds Trust II, for the

account of the Promark Alternative High YieldB

ond Fund, as a Lender

By:           DDJ Capital Management, LLC, on behalf of

GMAM Investment Funds Trust II, for the

account of the Promark Alternative High

Yield Bond Fund, in its capacity as

investment manager

By:  /s/ David L. Goolgasian, Jr.

Name: David L. Goolgasian, Jr.

Title: Authorized Signatory

By: /s/Anthony M. Ranaldi

Name: Anthony M. Ranaldi

Title: Authorized Signatory

GMAM Investment Funds Trust, as a Lender

By:           DDJ Capital Management, LLC, on behalf of

                 GMAM Investment Funds Trust, in its

                 capacity as investment manager

By:   /s/ David L. Goolgasian, Jr.

Name: David L. Goolgasian, Jr.

Title: Authorized Signatory

By:  /s/Anthony M. Ranaldi

Name: Anthony M. Ranaldi

Title: Authorized Signatory

Signature Page to Amendment No. 5 to Second Lien Credit Agreement and Limited Waiver to Second Lien Credit Agrement

DDJ/Ontario OS Investment Sub I, Ltd (f/k/a

DDJ/Ontario OS Investment Sub 2006 Ltd., as a

 Lender

By:    DDJ Capital Management, LLC, in its

          capacity as investment manager

By:  /s/ David L. Goolgasian, Jr.

Name: David L. Goolgasian, Jr.

Title: Authorized Signatory

By:  /s/Anthony M. Ranaldi

Name: Anthony M. Ranaldi

Title: Authorized Signatory

DDJ Total Return Loan Fund, L.P., as a Lender

By:           GP Total Return, LP, its General Partner

                 GP Total Return, LLC, its General Partner

                 DDJ Capital Management, LLC, Manager

By:   /s/ David L. Goolgasian, Jr.

Name: David L. Goolgasian, Jr.

Title: Authorized Signatory

By:  /s/Anthony M. Ranaldi

Name: Anthony M. Ranaldi

Title: Authorized Signatory

Signature Page to Amendment No. 5 to Second Lien Credit Agreement and Limited Waiver to Second Lien Credit Agrement

ANNEX F

COMPLIANCE AND EXCESS CASH FLOW CERTIFICATE

RADNET MANAGEMENT, INC.

Dated as of: [Insert Date of Most Recent Financial Statements]

This Certificate is given by Radnet Management, Inc. (“Borrower”) pursuant to Section 6.2(o) of that certain Credit Agreement dated as of ____________, ______ among Borrower, the other Credit Parties party thereto, the Lenders from time to time party thereto and General Electric Capital Corporation, as agent for the Lenders (as such agreement may have been amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein without definition shall have the meanings set forth in the Credit Agreement.

The undersigned is duly authorized to execute and deliver this Certificate on behalf of Borrower. By executing this Certificate such officer hereby certifies to Agent and Lenders that:

(a)           the financial statements delivered with this Certificate in accordance with Section 6.2(a) and/or 4.7(a) of the Credit Agreement fairly present in all material respects the results of operations and financial condition of Holdings and its Subsidiaries as of the dates of such financial statements;

(b)           I have reviewed the terms of the Credit Agreement and have made, or caused to be made under my supervision, a review in reasonable detail of the transactions and conditions of the Credit Parties during the accounting period covered by such financial statements;

(c)           such review has not disclosed the existence during or at the end of such accounting period, and I have no knowledge of the existence as of the date hereof, of any condition or event that constitutes a Default or an Event of Default, except as set forth on Schedule 1 hereto, which includes a description of the nature and period of existence of such Default or an Event of Default and what action Borrower has taken, is taking and proposes to take with respect thereto;

(d)           except as set forth on Schedule 1 hereto, Borrower is in compliance with the covenants contained in Sections 5.1, 5.3, 5.4, 5.5, 5.6(v), 5.7 and 5.8 and Section 6 of the Credit Agreement, as demonstrated on Schedule 1 hereto [NOTE TO BORROWER: THE PORTION OF SCHEDULE 1 PERTAINING TO FINANCIAL COVENANTS IS ONLY REQUIRED TO BE COMPLETED AS OF THE END OF EACH FISCAL QUARTER];

(e)           Excess Cash Flow, as demonstrated by the calculation on Schedule 2 hereto, for the Fiscal Year ending ______________ equals $______________ . [NOTE TO BORROWER: THIS CLAUSE IS ONLY REQUIRED TO BE COMPLETED IN CONNECTION WITH THE DELIVERY OF AUDITED FINANCIAL STATEMENTS PURSUANT TO SECTION 6.2(B) OF THE CREDIT AGREEMENT];

(f)           except as set forth on Schedule 3 hereto, subsequent to the date of the most recent Certificate submitted by Borrower pursuant to Section 6.2(o) of the Credit Agreement, no Credit Party has (i) changed its name as it appears in official filings in the jurisdiction of its organization, (ii) changed its chief executive office, principal place of business, corporate offices, warehouses or locations at which Collateral is held or stored, or the location of its records concerning Collateral, (iii) changed the type of entity that it is, (iv) changed (or has had changed) its organization identification number, if any, issued by its jurisdiction of organization, (v) changed its jurisdiction of organization, (vi) changed the end of its Fiscal Year, or (vii) formed any new Subsidiary or entered into any partnership or joint venture with any other Person; and

(g)           except as set forth on Schedule 4 hereto, subsequent to the date of the most recent Certificate submitted by Borrower pursuant to Section 6.2(o) of the Credit Agreement, there has been no event which would alter any of the disclosures set forth on Schedule 3.1(b) of the Credit Agreement.

IN WITNESS WHEREOF, Borrower has caused this Certificate to be executed by its _______________ this _______ day of ________________.

 RADNET MANAGEMENT, INC.

 Date

 By

Its

SCHEDULE 1

Annex F

ALL AMOUNTS IN ANNEX F ARE WITHOUT DUPLICATION AND, UNLESS OTHERWISE INDICATED, ARE CALCULATED FOR HOLDINGS AND ITS SUBSIDIARIES ON A CONSOLIDATED BASIS

INDEBTEDNESS

(Section 5.1)

Intercompany Indebtedness among Borrower and its Subsidiaries:

 Actual in the aggregate

$

 Permitted in the aggregate

$

 In Compliance

 Yes/No

Indebtedness secured by purchase money Liens or incurred with respect to Capital Leases:

 Actual in the aggregate

$

 Permitted in the aggregate

$

 In Compliance

 Yes/No

Unsecured subordinated Indebtedness:

 Actual in the aggregate

$

 Permitted in the aggregate

$

 In Compliance

 Yes/No

INVESTMENTS

(Section 5.3)

 Loans and advances to employees for moving, traveling and other similar expenses in the ordinary course of business:

 Actual in the aggregate

$

 Permitted in the aggregate

$

 In Compliance

 Yes/No

 Capital contributions to wholly-owned domestic Subsidiaries:

 Actual in the aggregate

$

 Permitted in the aggregate

$

 In Compliance

 Yes/No

CONTINGENT OBLIGATIONS

(Section 5.4)

 Contingent Obligations incurred in the ordinary course of business with respect to surety and appeal bonds, performance and return-of-money bonds and other similar obligations:

 Actual in the aggregate

$

 Permitted in the aggregate

$

 In Compliance

 Yes/No

 Other Contingent Obligations not otherwise permitted in Sections 5.4(a) through (h):

 Actual in the aggregate

$

 Permitted in the aggregate

$

 In Compliance

 Yes/No

RESTRICTED JUNIOR PAYMENTS

(Section 5.5)

 Actual (current Fiscal Year)

$

 Current (current Fiscal Year)

$

 In Compliance

 Yes/No

 Actual (term of Credit Agreement)

$

 Permitted (term of Credit Agreement)

$

 In Compliance

 Yes/No

PERMITTED ACQUISITIONS

(Section 5.6(v))

Describe any Permitted Acquisitions made during the period:

Amounts payable in connection with any Permitted Acquisition (including the purchase price, all transaction costs and all Indebtedness, liabilities and Contingent Obligations incurred or assumed in connection therewith or otherwise reflected on a consolidated balance sheet of Borrower or Target)

 $

 In Compliance

 Yes/No

 Aggregate sum of all amounts payable in connection with all Permitted Acquisitions

 $

 Permitted amounts payable in connection with all Permitted Acquisitions

 $

 In Compliance

 Yes/No

DISPOSAL OF ASSETS

(Section 5.7)

Describe any Asset Dispositions made during the period (list each transaction by market value of assets sold):

 Permitted Asset Dispositions in a single transaction or series of related transactions (asset market value)

 $

 In Compliance

 Yes/No

 Aggregate market value of Asset Dispositions in Fiscal Year

 $

 Permitted aggregate market value of Asset Dispositions in Fiscal Year

 $

 In Compliance

 Yes/No

TRANSACTIONS WITH AFFILIATES

(Section 5.8)

 Directors fees paid in current Fiscal Year:

 Actual in the aggregate

$

 Permitted in the aggregate

$

 In Compliance

 Yes/No

CAPITAL EXPENDITURE LIMIT

(Section 6.1(a))

 Capital Expenditures are defined as follows:

All expenditures (by the expenditure of cash or (without duplication) the incurrence of Indebtedness) during the measuring period for any fixed asset or improvements or for replacements, substitutions or additions thereto that have a useful life of more than one year and that are required to be capitalized under GAAP

$

 Plus: deposits made during the measuring period in connection with fixed assets; less deposits of a prior period included above

$

 Less: Net Proceeds of Asset Dispositions which Borrower is permitted to reinvest under Section 1.5(c) of the Credit Agreement and are included in the expenditures above.

 Capital Expenditures

$

 Permitted Capital Expenditures

$

In Compliance

 Yes/No

MINIMUM FIXED CHARGE COVERAGE RATIO

(Section 6.1(c))

EBITDA (calculated in Section 6.1(b) of this Annex)

$

 Less: any provision for income taxes (whether paid or payable in cash)

 Capital Expenditures (calculated in Section 6.1(a) of this Annex), other than the portion thereof funded by third party financing

 Operating Cash Flow

$

Fixed Charge Coverage Ratio is defined as follows:

Interest expense (whether cash or non-cash) deducted in the determination of Consolidated Net Income, including interest expense with respect to any Funded Debt and interest expense that has been capitalized

$

 Less: Amortization of capitalized fees and expenses incurred with respect to the Related Transactions included in interest expense above

 Amortization of any original discount attributable to any Funded Debt or warrants included in interest expense above

 Interest paid in kind and included in interest expense above

 Imputed interest or other non-cash interest related to swap or other interest rate agreements

Interest Expense*

$

 Plus: Scheduled payments of principal with respect to all Indebtedness**

Fixed Charges

$

 Fixed Charge Coverage Ratio (Operating Cash Flow from above, divided by Fixed Charges)

* During the period from the Closing Date through the Fiscal Quarter ended September 30, 2008, cash Interest Expense shall be calculated for the period commencing on the Closing Date and ending on the date most recently ended for which a Compliance Certificate is delivered to Agent divided by the number of days in such period and multiplied by 360 days. Thereafter, cash Interest Expense shall be calculated for the twelve (12) month period ending on the date most recently ended for which a Compliance Certificate is delivered to Agent.

** For calculations as of September 30, 2007, scheduled payments of principal with respect to all Indebtedness will be deemed to be the actual amount of such payments for the fiscal quarter ended September 30, 2007 multiplied by 4.0. For calculations as of December 31, 2007, scheduled payments of principal with respect to all Indebtedness will be deemed to be the actual amount of such payments for the fiscal quarters ended September 30, 2007 and December 31, 2007 multiplied by 2.0. For calculations of as March 31, 2008, scheduled payments of principal with respect to all Indebtedness will be deemed to be the actual amounts of such payments for the fiscal quarters ended September 30, 2007, December 31, 2007 and March 31, 2008 multiplied by 1.33 or one and one-third.

MAXIMUM LEVERAGE RATIO

(Section 6.1(e))

 Leverage Ratio is defined as follows:

 (1)      Funded Debt as of the date of determination, including Letter of Credit Obligations (other than the Revolving Loans)

$

 (2)       Average Daily Balance of the Revolving Loans during the applicable measuring period

 Adjusted Funded Debt ((1) plus (2))

 Leverage Ratio (Adjusted Funded Debt divided by EBITDA*)

Required Leverage Ratio

In Compliance

 Yes/No

MAXIMUM SENIOR LEVERAGE RATIO

(Section 6.1(f))

 Senior Leverage Ratio is defined as follows:

 (1)      Funded Debt as of the date of determination, including Letter of Credit Obligations (other than the Revolving Loans)

$

 (2)       Average Daily Balance of the Revolving Loans during the applicable measuring period

 Adjusted Funded Debt ((1) plus (2))

 Less: Indebtedness outstanding under the Second Lien Credit Agreement as of the date of determination

 Less: Other Subordinated Debt as of the date of determination

 Senior Debt

 Senior Leverage Ratio (Senior Debt divided by EBITDA)

 Required Senior Leverage Ratio

In Compliance

 Yes/No

CONDITIONS OR EVENTS WHICH CONSTITUTE A DEFAULT OR

EVENT OF DEFAULT

[If any condition or event exists that constitutes a Default or Event of Default, specify nature and period of existence and what action Borrower has taken, is taking or proposes to take with respect thereto; if no condition or event exists, state “None.”]

SCHEDULE 2

Annex F

EXCESS CASH FLOW

(Section 1.5)

(Section 6.1(f))

 Excess Cash Flow is calculated for Holdings and its Subsidiaries, and is defined as follows:

 EBITDA (calculated in Schedule II to Exhibit 6.2(d))

$

Plus:
decreases in Working Capital during the Fiscal Year*

 extraordinary gains which are cash items not included in the calculation of EBITDA

Less:
Capital Expenditures (calculated in Section 6.1(a) of this Annex) (excluding the financed portion thereof and excluding any Capital Expenditures in such Fiscal Year to the extent in excess of the Capex Limit)

 Amortization of capitalized fees and expenses incurred with respect to the Related Transactions included in interest expense above

 Interest paid in kind and included in interest expense above

 Imputed interest or other non-cash interest related to swap or other interest rate agreements scheduled principal payments paid or payable in respect of Funded Debt income taxes paid in cash

 increases in Working Capital during the Fiscal Year*

 losses which are cash items not included in the calculation of EBITDA aggregate amounts of all voluntary prepayments of Term Loan B amounts paid in cash for Permitted Acquisitions

 Subtotal

$

 Required Prepayment Percentage

 75%

 Excess Cash Flow

$

*           Working Capital means Current Assets minus Current Liabilities.

SCHEDULE 3

Annex F

ORGANIZATION/LOCATION CHANGES

[If any Credit Party has (i) changed its name as it appears in official filings in the state of its organization, (ii) changed its chief executive office, principal place of business, corporate offices, warehouses or locations at which Collateral is held or stored, or the location of its records concerning Collateral, (iii) changed the type of entity that it is, (iv) changed (or has had changed) its organization identification number, if any, issued by its jurisdiction or organization, (v) changed its jurisdiction of organization, (vi) changed the end of its Fiscal Year, or (vii) formed any new Subsidiary or entered into any partnership or joint venture with any Person, such change shall be specified below; if no such change has been made, state “None.”]

SCHEDULE 4

Annex F

CAPITALIZATION CHANGES

[If with respect to any Credit Party there has been a change in authorized Stock, issued and outstanding Stock or the identity of the holders of any Stock, or if with respect to any Credit Party there has been a change pertaining to preemptive rights or any other outstanding rights, options, warrants, conversion rights or similar agreements or understandings for the purchase or acquisition of any Stock, such change shall be set forth below; if no such change has occurred, state “None.”]

SCHEDULE II

EXHIBIT 6.2(d)

EBITDA

Consolidated Net Income is defined as follows:

 Net income during the measuring period on a consolidated basis excluding:

$

 the income (or deficit) of any Person accrued prior to the date it became a Subsidiary of, or was merged or consolidated into, Holdings or any of Holdings’ Subsidiaries the income (or deficit) of any Person (other than a Subsidiary) in which Holdings has an ownership interest, except to the extent any such income has actually been received by Borrower or any of its Subsidiaries in the form of cash dividends or distributions the undistributed earnings of any Subsidiary of Holdings to the extent that the declaration or payment of dividends or similar distributions by such Subsidiary is not at the time permitted by the terms of any contractual obligation or requirement of law applicable to such Subsidiary any restoration to income of any contingency reserve, except to the extent that provision for such reserve was made out of income accrued during such period any net gain attributable to the write-up of any asset

 any loss attributable to the write-down of any asset (other than Accounts and Inventory)

 any net gain from the collection of the proceeds of life insurance policies any net gain arising from the acquisition of any securities, or the extinguishment of any Indebtedness, of Holdings or any of its Subsidiaries

 any deferred credit representing the excess of equity in any Subsidiary of Holdings at the date of acquisition of such Subsidiary over the cost to Holdings of the investment in such Subsidiary

 Consolidated Net Income

$

 EBITDA is defined as follows:

$

 Consolidated Net Income (from above)

$

 Less: (in each case to the extent included in the calculation of Consolidated Net Income, but without duplication):

 income tax credits

 interest income

 gain from extraordinary items

 any gain arising from the sale, exchange or other disposition of assets (including Equipment) out of the ordinary course of business, other than Accounts and Inventory any other non-cash gains

 expenditures related to the Related Transactions and not reflected on the Pro Forma or the footnotes thereto non-recurring gains

 the aggregate “center level profit or loss” (determined in accordance with GAAP) for all imaging centers which are, as of the last day of the applicable period, New Imaging Centers

Plus:

 (in each case to the extent deducted in the calculation of Consolidated Net Income, but without duplication):

 any provision for income taxes

Interest expense (whether cash or non-cash) deducted in the determination of Consolidated Net Income, including interest expense with respect to any Funded Debt and interest expense that has been capitalized depreciation and amortization

 amortized debt discount (but in the case of amortization and expenses of Related Transactions, only to the extent included in the Pro Forma)

 any deduction as the result of any grant to any members of the management of Holdings or any of its Subsidiaries of any Stock

 loss from extraordinary items

 any loss arising from the sale, exchange or other disposition of assets (including Equipment) out of the ordinary course of business, other than Accounts and Inventory any other non-cash losses (other than non-cash losses relating to write-offs, write-downs or reserves with respect to Accounts and Inventory)

 expenses of the Related Transactions, provided that such expenses were included in the Pro Forma, or disclosed in any notes thereto employee severance expenses and retention bonuses in an aggregate amount not to exceed $2,600,000 paid on or prior to December 31, 2007 which expenses arose as a result of the transactions contemplated by the Radiologix Merger Agreement for all periods ending on or after the Closing Date

 Other agreed to adjustments1

 New Imaging Center EBITDA for all imaging centers which are, as of the last day of the applicable period, New Imaging Centers

1 Other agreed adjustments to include EBITDA related to operating leases to the extent such leases have been converted to capital leases as of the end of the applicable measuring period.

Plus:

Pro Forma Cost Savings2 and other pro-forma cost savings relating to Permitted Acquisitions in an amount not to exceed $4,000,000 for any individual Permitted Acquisition or Strategic Initiatives (that do not constitute Permitted Acquisitions) in a cumulative amount not to exceed $6,000,000 after the Amendment No. 5 Closing Date, to the extent the addition to EBITDA of such cost savings is approved by the Agent

EBITDA3

$

pre-opening costs which consist of payroll, supplies and other direct expenses incurred in connection with opening new imaging centers which are expensed as incurred during the applicable period, all as based upon a calculation in good faith by the Borrower as set forth in a certificate from the Chief Financial Officer (or other similar officer) of the Borrower delivered to the Agent and in a cumulative amount not to exceed $2,500,000 for all new imaging centers.

2 With respect to each trailing twelve month period ending on the Fiscal Quarter specified on Exhibit A attached hereto, Pro Forma Cost Savings shall be deemed to be the amount set forth opposite such Fiscal Quarter on Exhibit A.

3 EBITDA for entities acquired in a Permitted Acquisition or EBITDA relating to new joint ventures or management arrangements shall be included to the extent that such EBITDA has been approved by Agent in its reasonable discretion (it being agreed that to the extent not already included in EBITDA of Holdings and its Subsidiaries, EBITDA of Radiologix and its Subsidiaries for the Fiscal Months set forth on Exhibit B attached hereto shall be deemed to be the amount set forth opposite such Fiscal Month on Exhibit B). In addition, to the extent that each of Community Imaging and Advanced Imaging (the “Converting Entities”) converts from analog to digital mammography on or prior to March 31, 2008, the EBITDA of Holdings and its Subsidiaries for each of the Fiscal Quarters to end on or about March 31, 2008, December 31, 2007, September 30, 2007 and June 30, 2007 shall be deemed increased by $1,400,000; provided, however, that if the actual volume or reimbursement rates relating to digital mammographies performed by the Converting Entities for any Fiscal Quarter to end on or after June 30, 2008, is less than the prior year same period historical volume or reimbursement rates relating to digital mammographies performed by the Converting Entities, then the $1,400,000 amount set forth above may be adjusted by the Agent in its discretion.

EXHIBIT A

PRO FORMA COST SAVINGS

 Fiscal Month

 Adjustment

 December, 2006

 $10,975,410.00

 January, 2007

 $10,929,679.10

 February, 2007

 $10,838,217.40

 March, 2007

 $10,701,024.80

 April, 2007

 $10,518,101.30

 May, 2007

 $10,280,300.70

 June, 2007

 $9,978,476.90

 July, 2007

 $9,603,483.80

 August, 2007

 $9,137,028.80

 September, 2007

 $8,569,966.00

 October, 2007

 $7,893,149.00

 November, 2007

 $7,097,431.80

 December, 2007

 $6,301,714.60

 January, 2008

 $5,432,828.00

 February, 2008

 $4,609,672.20

 March, 2008

 $3,832,247.30

 April, 2008

 $3,100,553.30

 May, 2008

 $2,423,736.40

 June, 2008

 $1,810,942.70

 July, 2008

 $1,271,318.30

 August, 2008

 $823,155.80

 September, 2008

 $475,601.10

 October, 2008

 $237,800.60

 November, 2008

 $118,900.30

EXHIBIT B

EBITDA OF RADIOLOGIX AND ITS SUBSIDIARIES

 Fiscal Month

 EBITDA

 September, 2005

 $3,939,000.00

 October, 2005

 $3,796,000.00

 November, 2005

 $2,545,000.00

 December, 2005

 $4,386,000.00

 January, 2006

 $3,430,000.00

 February, 2006

 $3,048,000.00

 March, 2006

 $5,435,000.00

 April, 2006

 $2,564,000.00

 May, 2006

 $3,449,000.00

 June, 2006

 $5,059,000.00

 July, 2006

 $3,028,000.00

 August, 2006

 $4,048,000.00

 September, 2006

 $4,449,000.00

SCHEDULE 3.1 (a)

JURISDICTIONS OF ORGANIZATION AND QUALIFICATION

 Credit Party

 Jurisdiction of Organization

 Jurisdiction of Organization

 RadNet, Inc.

 New York

 California

 Diagnostic Imaging Services, Inc.

 Delaware

 California

 Radnet Management, Inc.

 California

 California

 Beverly Radiology Medical Group, Inc.

 California

 California

 Pronet Imaging Medical Group, Inc.

 California

 California

 Radnet Sub, Inc.

 California

 California

 SoCal MR Site Management, Inc.

 California

 California

 Radnet Management I, Inc.

 California

 California

 Radnet Management II, Inc.

 California

 California

 Radnet Managed Imaging Services, Inc.

 California

 California

 Beverly Radiology Medical Group, III FRI, Inc.

 California

 California

 FRI II, Inc.

  California

 California

 Rolling Oaks Radiology, Inc.

 California

 California

 Rolling Oaks Imaging Corporation

 California

 California

 Radiologix, Inc.

 Delaware

 Delaware, California, Florida, Kansas, Pennsylvania, Texas

 Advanced Imaging Partners, Inc.

 Delaware

 Delaware, Maryland

 Ide Imaging Partners, Inc.

 Delaware

 Delaware, New York

 Mid Rockland Imaging Partners, Inc.

 Delaware

 Delaware, New York

 Pacific Imaging Partners, Inc.

 California

 California

 Questar Imaging, Inc.

 Florida

 Florida, Colorado

 Treasure Coast Imaging Partners, Inc.

 Delaware

 Delaware, Florida

  Community Imaging Partners, Inc.

 Delaware

 Delaware, Maryland

 Radiology and Nuclear Medicine Imaging Partners, Inc.

 Delaware

 Delaware, Kansas

 Valley Imaging Partners, Inc.

 California

 California

 Questar Duluth, Inc.

 Florida

 Florida, Minnesota

 Questar Los Alamitos, Inc.

 Florida

 Florida, California

 Questar Victorville, Inc.

 Florida

 Florida, California

 Delaware Imaging Partners, Inc.

 Delaware

 Delaware

SCHEDULE 3.1 (b)

 Name

 Authorized

 Issued

 Holder

 RadNet, Inc.

 Common Stock

 34,789,558

 Publicly Held

 ("Holdings")

 $.0001 par value

 200,000,000 shares

 Preferred Stock

 $.0001 par value

 30,000,000 shares

 0

 N/A

 Radnet Management, Inc.

 Common Stock

 1,000

 Holdings (100%)

 ("Radnet")

 10,000 shares

Beverly Radiology Medical Group, Inc.

100,000

 10,000

 Dr. Berger (90%)

 Dr. Crues (10%)

 Pronet Imaging Medical Group, Inc.

 100,000

 10,000

 Dr. Berger (90%)

 Dr. Crues (10%)

 Diagnostic Imaging Services, Inc.

 Common Stock

 5,732

 Radnet (100%)

 $.0001 par value

 10,000 shares

 Radnet Sub, Inc.

 100,000 shares

 1,000

 Radnet (100%)

 SoCal MR Site Management, Inc.

 Common Stock

 10,000

 Radnet (100%)

 $.01 par value

 5,000,000 shares

 Radnet Management I, Inc.

 1,000,000

 10,000

 Radnet (100%)

 Radnet Management II, Inc.

 1,000,000

 10,000

 Radnet (100%)

 Radnet Managed Imaging Services, Inc. 100,000

 100,000

 1,000

 Radnet (100%)

 FIRI, Inc.

 100,000

 10,000

 Radnet (100%)

 FRI II, Inc.

 100,000

 10,000

 Radnet (100%)

 Rolling Oaks Imaging Corporation

 10,000

 9,000

 Radnet (100%)

 Rolling Oaks Radiology, Inc.

 20,000

 12,996

 Radnet (100%)

SCHEDULE 3.1(b)

(continued)

 Name

 Authorized

 Issued

 Holder

 Radiologix, Inc.

 Common Stock

 100

 Radnet (100%)

 $.0001 par value

 3,000 shares

 Advanced Imaging Partners, Inc.

 Common Stock

 100

 Radiologix (100%)

 $0.001 par value

 1,000 shares

 Ide Imaging Partners, Inc.

 Common Stock

 100

 Radiologix (100%)

 $0.001 par value

 1,000 shares

 Mid Rockland Imaging Partners, Inc.

 Common Stock

 100

 Radiologix (100%)

 $0.001 par value

 1,000 shares

 Pacific Imaging Partners, Inc.

 Common Stock

 100

 Radiologix (100%)

 No par value

 1,000 shares

 Questar Imaging, Inc.

 Common Stock

 3,000

 Radiologix (100%)

 $1.00 par value

 7,000 shares

 Treasure Coast Imaging Partners, Inc.

 Common Stock

 100

 Radiologix (100%)

 $0.001 par value

 1,000 shares

 Community Imaging Partners, Inc.

 Common Stock

 100

 Radiologix (100%)

 $0.001 par value

 1,000 shares

 Radiology and Nuclear Medicine

 Common Stock

 100

 Radiologix (100%)

 Imaging Partners, Inc.

 $0,001 par value

 1,000 shares

 Valley Imaging Partners, Inc.

 Common Stock

 100

 Radiologix (100%)

 No par value

 1,000 shares

SCHEDULE 3.1(b)

(continued)

 Name

 Authorized

 Issued

 Holder

 Questar Duluth, Inc.

 Common Stock

 $1.00 par value

 1,000 shares

 100

 Questar Imaging(100%)

 Questar Los Alamitos, Inc.

 Common Stock

 $1.00 par value

 1,000 shares

 100

 Questar Imaging (100%)

 Questar Victorville, Inc.

 Common Stock

 $1.00 par value

 1,000 shares

 100

 Questar Imaging (100%)

 Rocky Mountain OpenScan MRI, LLC (inactive)

 Membership interests

 100

 Questar Imaging(100%)

 Delaware Imaging Partners, Inc.

 100,000 shares

 $.0001 par value

 100

 Radnet (100%)

There are no subscriptions, options, warrants or calls relating to any shares of Holdings or any Credit Parties' capital stock, including any right of conversion or exchange under any outstanding security or other instrument except as to Holdings; Options issued to employees to purchase common shares (202,750) and Warrants issued to employees and some business entities related to Holdings (3,753,667) for an aggregate of 3,956,417.

SCHEDULE 3.11

INVESTIGATIONS AND AUDITS

NONE

SCHEDULE 3.12

Employment Agreement with Howard G. Berger, MD

dated June 12, 1992 and amended January 30, 2004

Employment Agreement with Norman R. Hames

dated May 1, 2001 and amended January 30, 2004

Retention Agreement with Stephen M. Forthuber

Employment Agreement with Mark D. Stolper

dated July 30, 2004

SCHEDULE 3.14

REAL ESTATE

(see attached document)

SCHEDULE 3.16

ERISA

401(k) Non Contributory Plan

SCHEDULE 3.17

DEPOSIT AND DISBURSEMENT ACCOUNTS

City National Bank

400 N. Roxbury Dr.

Beverly Hills, CA 90210

310-282-2994

 Account's

 Radnet Management, Inc.

 001-477951

 Operations

 Radnet Management, Inc.

 001-477935

 Money Market

 Radnet Management, Inc.

 001-493132

 Payroll

 Beverly Radiology Medical Group

 101-437701

 Payroll

 Beverly Radiology Medical Group

 112-561064

 Government Non-

 Beverly Radiology Medical Group

 112-561072

 Government -

 Beverly Radiology Medical Group — NorCal

 112-718281

 Government Non-

 Beverly Radiology Medical Group — NorCal

 112-718303

 Government

 Beverly Radiology Medical Group — NorCal

 112-773258

 Government

 Diagnostic Imaging Services, Inc.

 001-245252

 Payroll

 RadNet, Inc.

 001-010212

 Operations

 Rolling Oaks Imaging Center

 052-080207

 Operations

 Radnet Management

 101-182673

 Refund Account

 Radnet Management, Inc.

 112-813519

 Restricted Cash

See attached document for listing of Radiologix, Inc. accounts.

SCHEDULE 3.18

AGREEMENTS AND OTHER DOCUMENTS

Fuji Film Medical Imaging Film Agreement

dated as of May 1, 2007 by and between RadNet, Inc. and Fuji Film Medical Systems U.S.A., Inc.

Amended and Restated Management and Services Agreement

dated January 1, 2004 between Radnet Management and Beverly Radiology Medical Group III

Partnership Agreement dated July 1, 1997 between Beverly Radiology Medical Group, Inc. and Pronet Imaging Medical Group, Inc.

General Electric Service Agreement dated August 14, 2001 as last amended effective January 1, 2007 by and between GE Medical Systems and Radnet Management, Inc.

PetNet Radiopharmaceutical Purchase Agreement dated September 13, 2004 as last amended December 10, 2007 by and between PETNET Solutions and Radnet Management, Inc.

General Electric Healthcare Financial Services Ref #8537637

dated December 30, 2004 by and between General Electric Capital Corporation and Radnet Management, Inc.

General Electric Healthcare Financial Services Ref #8536064

dated November 8, 2004 by and between General Electric Capital Corporation and Radnet Management, Inc.

General Electric Healthcare Financial Services Ref #8535299

dated September 17, 2004 by and between General Electric Capital Corporation and Radnet Management, Inc.

Agreement and Plan of Merger with Radiologix, Inc. dated as of July 6, 2006 by and between Primedex Health Systems, Inc., PR Acquisition Corporation, Radnet Management, Inc. and Radiologix, Inc.

Contracting Services Agreement dated as of October 1, 2006 by and between Broadlane, Inc. and Radiologix, Inc.

Kodak Medical Imaging film agreement with Radnet Management, Inc. dated December 20, 2006

RADNET INSURANCE CARRIERS

2007/2008- Current Insurance Lines

 UNE

 CARRIER NAME

 POUCY #

 TERM

 PREMIUM

 POLICY UMITS

 General Liability

 Hartford

 72UUNUM8682

 11/01/07-11/01/08

$
475,411.20

 varies

 Commercial Property

 '

 "

 11/01/07-11/01/08

 varies

 Commerical Crime.

 "

 "

 11/01/07-11/01/08

250,000

 Commerical Automobile,

.

 "

 11/01/07-11/01/08

1M

 Excess Liability/umbrella

.

 72XHUUM8726

 11101/07-11/01/08

$
24,400.00

10M

 Directors & Officers

 AIG

6723807

 06/01/07-06/01/08

$
144,921.00

10M

 Professional Liability

 Fairway Physicians

 FPC1420-00

 10/01/07-10/01/08

$
2,050,790.00

1M/3M

 Work Comp

 Travelers

 TRHU8424613123

 11101/07-11/01/08

 $1,788,000 +

 losses

1M

 Medical

 Blue Shield - Self ins

970271,970264, 970265

 01/01/08-12/30/08

3 8,227,000.00

 Seff-fundedexpectedpremium

 Dental

 Delta Dental

 05662 & 2845

 01/01/08-12/30/08

377,109.00

 Vision

 Vision Service Plan

12092356

 01/01/08-12/30/08

187,000.00

 Life

 Reliance

100256-010-0001

 01/01/08-12/30/08

$
386,000.00

 1x annual salary to 150K

 Long Term Disability

 Reliance

100256-010-0001

 01/01/08-12/31/08

$
383,000.00

SCHEDULE 5.1

INDEBTEDNESS

NONE

SCHEDULE 5.2

LIENS

NONE

SCHEDULE 5.6

EXCEPTION TO RESTRICTIONS ON FUNDAMENTAL CHANGES

NONE

SCHEDULE 5.9

BUSINESS DESCRIPTION

Credit Parties operate a group of regional networks currently comprised of one hundred forty-five (145) diagnostic imaging facilities.